          As filed with the Securities and Exchange Commission on March 9, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                    Date of fiscal year end: June 30, 2006

          Date of reporting period: July 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

===============================================================================

                               Auxier Focus Fund

===============================================================================




                             SEMI - ANNUAL REPORT


                               DECEMBER 31, 2006

                                  (UNAUDITED)




                                 FUND ADVISOR:
                         Auxier Asset Management, LLC
                             5000 S.W. Meadows Rd.
                                   Suite 410
                           Lake Oswego, Oregon 97035

                  Toll Free: (877)-3AUXIER or (877) 328-9437

_______________________________________________________________________________
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
_______________________________________________________________________________


The Auxier Focus Fund (the "Fund") ended the fourth quarter of 2006 with a gain of 7.66%, versus 6.70% for the market as measured by the S&P 500. For the year, the Fund advanced 11.75%, versus 15.79% for the S&P 500. The Fund's stock holdings, generally comprising 70-75% of assets last year, appreciated over 15%. But our bond holdings hurt results. Our goal is to outperform the major stock indexes over time, while taking far less risk. Since the Fund's inception in 1999, the cumulative total return has been 84.5%, versus 13.9% for the S&P, A SIXFOLD ADVANTAGE. For the five-year period ending December 31, 2006, the Fund ranked in the 6th percentile within the Moderate Allocation category tracked by Morningstar. Numerically, Morningstar ranked the Fund 315 out of 1039 and 35 out of 626 Moderate Allocation Funds for the 1- and 5- year periods ended December 31, respectively. The Fund's numeric rankings are based solely on total return performance. (THE FUND'S 1, 5 AND SINCE INCEPTION
(07/09/99) AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006 WERE 11.75%, 8.86% AND 8.53%, RESPECTIVELY. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM. THE FUND CHARGES A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN 180 DAYS AFTER THEY ARE PURCHASED, SUBJECT TO LIMITED EXCEPTIONS.)

Strong earnings, historically low interest rates, and easing commodity prices helped drive positive market returns for the second consecutive quarter. While excesses in the housing industry are correcting, lower energy prices and strong employment numbers have aided domestic consumers. In a welcome shift, investors' focus on speculative commodity and condo plays has begun to shift to quality, high return businesses with strong cash flows and balance sheets. The Fund's heavy weighting in such securities served it well in the fourth quarter.

Sharp gains in commodities initially were fueled by excessive liquidity, a weak U.S. dollar and rapid infrastructure build-outs in such emerging markets as China, India, Brazil and Russia. However, speculative fervor drove prices well above the cost of production, setting up the correction late in the year. Since the summer, oil has dropped over 34% from a high of $77 a barrel to $52 a barrel. Investing in undifferentiated commodities is like investing in technology-- it's probably better to rent than own for the long term. In fact, adjusted for inflation, commodities as a group have DEPRECIATED by 80% from 1845 to 1998 according to Juan Enriquez, author of AS THE FUTURE CATCHES YOU. Although current fundamentals are favorable, especially agricultural, commodities have been poor performers over the long term. Just as today's $700 laptop computers are some 13 times more powerful than IBM's 1970 mainframe--which cost over $4.7 million--it is difficult to bet against the rapid advances of technology... especially in a world economy that is more knowledge and service based.

CORPORATIONS ARE FLUSH WITH CASH

In 1982, cash and marketable securities typically made up 12% of corporate balance sheets, half of today's 24% average. This balance sheet liquidity, together with 40-year low borrowing costs, contributed to an unprecedented $3.6 trillion in global mergers for 2006. Ironically, the 10-year bond yield is close to the same 4.7% level when the Federal Reserve (the "Fed") started tightening short-term interest rates in 2004. Many companies we bought this past year enjoy free cash flow yields far in excess of the prevailing bond rate.

According to THE ECONOMIST, global liquidity has grown 18% annually for the past four years--possibly the fastest pace in history. This has led many investors to take more risk, especially in searching for yield. Collateralized debt obligations (CDOs) and other derivative instruments intended to disperse risk are up sixfold since 2004. Such liquidity tends to temper downside economic shocks, but can also mask sloppy business practices and overextended consumers. The lessons of Enron: be careful when there is hypergrowth, a lot of leverage, little disclosure, and questionable accounting.

_______________________________________________________________________________
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
_______________________________________________________________________________


VALUES ABOUND FOR CONTRARIANS

Successful investing often requires a contrarian approach and detachment from the crowd. This involves avoiding high-flying stocks and buying instead shares out of favor with most investors. Because we frequently own such companies shunned by Wall Street, it can be difficult to predict how long it will take for them to work through operational challenges and return to investors' good graces. This can require both patience and intestinal fortitude. The ability to think and invest long term is a tremendous advantage in a marketplace that focuses on the very short term. We look hard for opportunities that are compelling, where the rewards could more than compensate for the risk taken.

Time is the friend of quality businesses purchased at a discount to intrinsic value. Such bargains occur when panic, fear, and uncertainty fuel short-term price dislocations. We seek to exploit those dislocations and hold stocks until intrinsic value is restored. James Montier, the head of global equity strategy for investment bank Dresdner Kleinwort Wasserstein, recently discussed the validity of this approach in a study measuring the merits of patience on investment portfolios. In the study, Mr. Montier divided the MSCI Europe Index from 1991 onward into quintiles represented by trailing twelve months price to earnings (P/E) ratios. The cheapest 20% of stocks were labeled "value." A strategy of buying value stocks at the beginning of each month resulted in annual outperformance of 3% relative to the MSCI Europe Index. What is interesting to note is how the outperformance was amplified over longer time periods. Holding value stocks for two years resulted in annual outperformance of 5.7%, while holding value stocks for five years led to a cumulative outperformance of 30%. While past performance doesn't necessarily indicate future results, we believe the lesson is clear: patience is a critical component in achieving successful investment returns.

WHY FOR-PROFITS ARE OUT OF FAVOR

In today's competitive global marketplace, companies and countries will need to stress education to prosper. Yet the for-profit education sector in the U.S. is suffering a serious downturn, with slow enrollment growth. And the reason is ironic: as the economy strengthens, prospective students have fewer incentives to enroll. Still, the demand for educated workers throughout the globe has never been greater. The companies in this industry typically have experienced double-digit returns on invested capital, high free cash flow yields in excess of prevailing bond rates, and miniscule mandatory capital requirements. We like to shop for bargains in industries in such a recessionary retrenchment. Among the names we monitor closely are Apollo, ITT Education, Career Education, Lincoln Educational and Universal Technical Institute.

OUR OUTLOOK FOR 2007

For 2007, a moderation in energy and commodity prices should generally fatten profit margins. Lower gasoline prices bolster real consumer incomes, though robust corporate profit growth is sure to slow from double-digit gains of past years. Healthy balance sheets sustain positive capital spending trends and stock buybacks. The supply of stock in the U.S. actually declined by 5% in 2006. As 40% of S&P 500 profits is derived from abroad, a lower dollar should spur higher sales for multinationals with broad international distribution networks. Such steady global distribution has been an undervalued asset the past couple of years. But it should continue to gain favor, especially as overall earnings growth estimates decelerate.

Look for U.S. legislative incentives to encourage baby boomers to save and invest more. Reason: boomers have relied too heavily on appreciating home prices for their investment returns. The tax laws have been overly generous with regard to housing, contributing to a misallocation of funds into that sector. Over the past 30 years, U.S. house prices have climbed 6.2% annually on average (much less after factoring in expenses). Unfortunately, returns going forward look uninspiring in the face of today's bubble valuations.

It is always nice to participate in a market rally. But it is more rewarding when shares advance due to attractive valuations rather than hype. Speculative gains tend to be ephemeral, while those based on fundamentals are more

_______________________________________________________________________________
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
_______________________________________________________________________________

enduring in nature. The solid gains posted by the Fund during the fourth quarter have been on the back of stronger company fundamentals and prospects. We are always mindful, however, that dramatic market corrections are normal. On average the market corrects 10% every year, 15% every two years and 20% every
3.5 years. We aim to continue to add notable value during those difficult periods.

Your trust and support is appreciated.

Jeff Auxier


THE VIEWS IN THIS SHAREHOLDER LETTER WERE THOSE OF THE FUND MANAGER AS OF THE LETTER'S PUBLICATION DATE AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS LETTER IS FIRST DISTRIBUTED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST READERS IN UNDERSTANDING THE FUND'S INVESTMENT METHODOLOGY AND DO NOT CONSTITUTE INVESTMENT ADVICE.

AS A NON-DIVERSIFIED FUND, THE FUND WILL BE SUBJECT TO SUBSTANTIALLY MORE INVESTMENT RISK AND POTENTIAL FOR VOLATILITY THAN A DIVERSIFIED FUND BECAUSE ITS PORTFOLIO MAY AT TIMES FOCUS ON A LIMITED NUMBER OF COMPANIES. MOREOVER, IF THE FUND'S PORTFOLIO IS OVERWEIGHTED IN A SECTOR, ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND THAN A FUND THAT IS NOT OVERWEIGHTED IN THAT SECTOR. PERFORMANCE SHOWN IS FOR THE FUND'S INVESTOR SHARES; RETURNS FOR OTHER SHARE CLASSES WILL VARY. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. MSCI EUROPE INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE DEVELOPED MARKET EQUITY PERFORMANCE IN EUROPE.

(C) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers (2) may not be copied or distributed: and (3) is not warranted to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

_______________________________________________________________________________
AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006
_______________________________________________________________________________

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

THE FOLLOWING CHART REFLECTS THE CHANGE IN VALUE, SINCE THE FUND'S INCEPTION, OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS COMPARED WITH A BROAD-BASED SECURITIES MARKET INDEX. THE S&P 500
(R) INDEX ("INDEX") IS A MARKET WEIGHTED INDEX COMPOSED OF 500 LARGE CAPITALIZATION COMPANIES AND REFLECTS THE REINVESTMENT OF DIVIDENDS. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. THE TOTAL RETURN OF THE FUND'S CLASSES INCLUDES THE MAXIMUM SALES CHARGE OF 5.75% (A SHARES ONLY), THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% (C SHARES ONLY) AND OPERATING EXPENSES THAT REDUCE RETURNS WHILE THE TOTAL RETURN OF THE INDEX DOES NOT INCLUDE THE EFFECT OF SALES CHARGES AND EXPENSES. A SHARES ARE SUBJECT TO A 1.00% CDSC ON SHARES PURCHASED WITHOUT AN INITIAL SALES CHARGE AND REDEEMED LESS THAN ONE YEAR AFTER PURCHASE. THE PERFORMANCE OF EACH CLASS WILL DIFFER DUE TO DIFFERENT SALES CHARGES AND EXPENSE STRUCTURES. DURING THE PREFORMANCE PERIOD SHOWN, CERTAIN FUND FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER, FOR ALL SHARE CLASSES.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE WEBSITE OF THE FUND'S INVESTMENT ADVISER AT WWW.AUXIERASSET.COM. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. ALL FUND SHARE CLASSES CHARGE A 2.0% REDEMPTION FEE ON SHARES PURCHASED AFTER 10/11/04 AND REDEEMED WITHIN SIX MONTHS OF PURCHASE.

Performance for Investor shares for periods prior to December 10, 2004 reflects performance of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of Investor shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

 Average Annual Total Return as of
 12/31/2006                               1 Year 5 Years Since Inception /(1)/
 ---------------------------------        ------ ------- --------------------
 Investor Shares                          11.75%  8.86%          8.53%
 A Shares (with sales charge) /(2)/        5.32%   N/A           5.03%
 C Shares (with sales charge)              9.88%   N/A           9.98%

                             [CHART APPEARS HERE]

                 AUXIER FOCUS FUND, INVESTOR
                  SHARES AS OF 12/31/2006 =         S&P 500 INDEX AS OF
      DATE                 $18,451                 12/31/2006 = $11,390
      ----      -----------------------------  -----------------------------
     7/9/1999                          10,000                         10,000
    7/31/1999                          10,020                          9,473
    8/31/1999                          10,040                          9,426
    9/30/1999                          10,070                          9,167
   10/31/1999                          10,450                          9,748
   11/30/1999                          10,260                          9,946
   12/31/1999                          10,294                         10,531
    1/31/2000                          10,414                         10,002
    2/29/2000                          10,133                          9,813
    3/31/2000                          10,575                         10,773
    4/30/2000                          10,234                         10,449
    5/31/2000                          10,013                         10,234
    6/30/2000                          10,043                         10,487
    7/31/2000                           9,913                         10,323
    8/31/2000                          10,374                         10,964
    9/30/2000                          10,464                         10,385
   10/31/2000                          10,394                         10,341
   11/30/2000                          10,173                          9,526
   12/31/2000                          10,711                          9,573
    1/31/2001                          10,976                          9,912
    2/28/2001                          10,905                          9,008
    3/31/2001                          10,782                          8,438
    4/30/2001                          11,108                          9,093
    5/31/2001                          11,556                          9,154
    6/30/2001                          11,638                          8,932
    7/31/2001                          11,811                          8,844
    8/31/2001                          11,790                          8,290
    9/30/2001                          11,139                          7,621
   10/31/2001                          11,179                          7,768
   11/30/2001                          11,862                          8,362
   12/31/2001                          12,068                          8,435
    1/31/2002                          11,944                          8,312
    2/28/2002                          12,006                          8,151
    3/31/2002                          12,376                          8,458
    4/30/2002                          12,325                          7,945
    5/31/2002                          12,407                          7,887
    6/30/2002                          11,646                          7,325
    7/31/2002                          11,112                          6,754
    8/31/2002                          11,215                          6,798
    9/30/2002                          10,680                          6,059
   10/31/2002                          10,886                          6,593
   11/30/2002                          11,451                          6,981
   12/31/2002                          11,248                          6,571
    1/31/2003                          11,037                          6,399
    2/28/2003                          10,763                          6,303
    3/31/2003                          10,647                          6,364
    4/30/2003                          11,332                          6,888
    5/31/2003                          12,049                          7,255
    6/30/2003                          12,312                          7,344
    7/31/2003                          12,428                          7,473
    8/31/2003                          12,776                          7,625
    9/30/2003                          12,766                          7,538
   10/31/2003                          13,451                          7,966
   11/30/2003                          13,704                          8,041
   12/31/2003                          14,256                          8,454
    1/31/2004                          14,651                          8,611
    2/29/2004                          14,705                          8,730
    3/31/2004                          14,619                          8,599
    4/30/2004                          14,502                          8,464
    5/31/2004                          14,352                          8,580
    6/30/2004                          14,673                          8,747
    7/31/2004                          14,320                          8,457
    8/31/2004                          14,374                          8,491
    9/30/2004                          14,459                          8,583
   10/31/2004                          14,523                          8,714
   11/30/2004                          15,196                          9,067
   12/31/2004                          15,787                          9,376
    1/31/2005                          15,590                          9,147
    2/28/2005                          15,863                          9,340
    3/31/2005                          15,634                          9,174
    4/30/2005                          15,437                          9,000
    5/31/2005                          15,754                          9,287
    6/30/2005                          15,994                          9,300
    7/31/2005                          16,344                          9,646
    8/31/2005                          16,180                          9,558
    9/30/2005                          16,125                          9,635
   10/31/2005                          15,896                          9,474
   11/30/2005                          16,420                          9,833
   12/31/2005                          16,510                          9,836
    1/31/2006                          16,701                         10,097
    2/28/2006                          16,757                         10,124
    3/31/2006                          16,880                         10,250
    4/30/2006                          17,003                         10,388
    5/31/2006                          16,701                         10,089
    6/30/2006                          16,544                         10,102
    7/31/2006                          16,544                         10,165
    8/31/2006                          16,846                         10,406
    9/30/2006                          17,138                         10,675
   10/31/2006                          17,631                         11,022
   11/30/2006                          18,057                         11,232
   12/31/2006                          18,451                         11,390
--------

(1) INVESTOR, A AND C SHARES COMMENCED OPERATIONS ON JULY 9, 1999, JULY 8, 2005, AND AUGUST 26, 2005, RESPECTIVELY.

(2) DUE TO SHAREHOLDER REDEMPTIONS ON AUGUST 21, 2005 NET ASSETS OF THE CLASS WERE ZERO FROM THE CLOSE OF BUSINESS ON THAT DATE UNTIL SEPTEMBER 22, 2005. FINANCIAL INFORMATION PRESENTED FOR THE PERIOD AUGUST 21, 2005 TO
    SEPTEMBER 22, 2005 REFLECTS PERFOMANCE OF INVESTOR SHARES OF THE FUND. INVESTOR SHARES HAS THE SAME NET EXPENSE RATIO AS THE A SHARES.

_______________________________________________________________________________
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

   Shares    Security Description                                      Value
   ------    --------------------                                    ----------

COMMON STOCK - 80.6%
CONSUMER DISCRETIONARY - 15.8%
      26,304 Apollo Group, Inc., Class A (a)                          1,025,067
      14,950 Career Education Corp. (a)                                 370,460
       1,325 CBS Corp., Class A                                          41,367
      35,400 Comcast Corp., Class A (a)                               1,498,482
       4,000 Costco Wholesale Corp.                                     211,480
      36,500 CVS Corp.                                                1,128,215
       4,594 Discovery Holding Co., Class A (a)                          73,917
      18,700 D.R. Horton, Inc.                                          495,363
      28,100 Family Dollar Stores, Inc.                                 824,173
       8,000 FirstService Corp. (a)                                     184,800
      18,250 Home Depot, Inc.                                           732,920
      78,870 Interpublic Group of Cos., Inc. (a)                        965,369
      13,100 ITT Educational Services, Inc. (a)                         869,447
      61,768 Lincoln Educational Services Corp. (a)                     833,250
       7,400 Lowe's Cos., Inc.                                          230,510
      41,500 MAXIMUS, Inc.                                            1,277,370
       5,000 McDonald's Corp.                                           221,650
      11,550 Nike, Inc., Class B                                      1,143,797
       1,500 Office Depot, Inc. (a)                                      57,255
      15,250 Sally Beauty Holdings, Inc. (a)                            118,950
       7,400 Signet Group plc, ADR                                      173,900
         200 Speedway Motorsports, Inc.                                   7,680
      46,500 Time Warner, Inc.                                        1,012,770
       9,000 Unilever NV                                                245,250
      16,000 Universal Technical Institute, Inc. (a)                    355,360
      14,990 Value Line, Inc.                                           681,296
       8,000 Viacom, Inc., Class B (a)                                  328,240
      46,850 Wal-Mart Stores, Inc.                                    2,163,533
       3,450 Weight Watchers International, Inc.                        181,229
       4,300 Yum! Brands, Inc.                                          252,840
                                                                     ----------
                                                                     17,705,940
                                                                     ----------
CONSUMER STAPLES - 14.2%
      12,250 Alberto-Culver Co.                                         262,763
     360,050 Alliance One International, Inc. (a)                     2,541,953
      28,350 Altria Group, Inc.                                       2,432,997
      22,850 Anheuser-Busch Cos., Inc.                                1,124,220
      16,000 Avon Products, Inc.                                        528,640
      60,050 Coca-Cola Co.                                            2,897,412
      16,800 Diageo plc, ADR                                          1,332,408
      15,250 Helen of Troy, Ltd. (a)                                    369,965
       8,000 Kraft Foods, Inc.                                          285,600
       7,300 National Beverage Corp. (a)                                102,418
       2,000 Nestle SA, ADR                                             177,357
       4,000 Omnicare, Inc.                                             154,520
      16,450 Safeway, Inc.                                              568,512
      19,650 UST, Inc.                                                1,143,630
      87,470 Western Union Co.                                        1,961,077
                                                                     ----------
                                                                     15,883,472
                                                                     ----------
ENERGY - 1.9%
      16,750 Chevron Corp.                                            1,231,628
       7,613 El Paso Corp.                                              116,327
       1,200 Gazpromneft, ADR (a)                                        25,800
         800 LUKOIL, ADR                                                 70,360

_______________________________________________________________________________
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

           500 PetroChina Co., Ltd. ADR                                 70,390
         1,950 Petroleo Brasileiro SA, ADR                             200,831
           550 Surgutneftegaz, ADR                                      42,075
        15,000 Willbros Group, Inc. (a)                                283,500
                                                                    ----------
                                                                     2,040,911
                                                                    ----------
  FINANCIALS - 20.7%
         3,200 American Express Co.                                    194,144
        27,550 American International Group, Inc.                    1,974,233
         1,280 Ameriprise Financial, Inc.                               69,760
        11,050 AON Corp.                                               390,507
         9,950 Assurant, Inc.                                          549,738
        34,583 Bank of America Corp.                                 1,846,386
         2,000 Bank of New York Co., Inc.                               78,740
           502 Berkshire Hathaway, Inc., Class B (a)                 1,840,332
         3,125 Cascade Financial Corp.                                  53,344
        44,993 Citigroup, Inc.                                       2,506,110
         5,450 Federal Home Loan Mortgage Corp.                        370,055
        47,500 H&R Block, Inc.                                       1,094,400
         5,544 JPMorgan Chase & Co.                                    267,775
        13,861 Longview Fibre Co.                                      304,249
        87,150 Marsh & McLennan Cos., Inc.                           2,672,018
         5,000 Morgan Stanley                                          407,150
        12,500 Old Republic International Corp.                        291,000
         6,250 Progressive Corp.                                       151,375
        65,668 St. Paul Travelers Cos., Inc.                         3,525,715
         2,600 Student Loan Corp.                                      538,980
        83,766 UnumProvident Corp.                                   1,740,657
        51,850 Waddell & Reed Financial, Inc.                        1,418,616
        11,846 Washington Federal, Inc.                                278,736
        12,750 Washington Mutual, Inc.                                 579,998
                                                                    ----------
                                                                    23,144,018
                                                                    ----------
  HEALTH CARE - 10.8%
         8,750 Amgen, Inc. (a)                                         597,713
        23,150 Bausch & Lomb, Inc.                                   1,205,189
       104,004 BioScrip, Inc. (a)                                      359,854
        26,921 Boston Scientific Corp. (a)                             462,503
         5,000 Bristol-Myers Squibb Co.                                131,600
        10,349 Coventry Health Care, Inc. (a)                          517,967
         7,905 Express Scripts, Inc. (a)                               565,998
       103,400 Health Management Associates, Class A                 2,182,774
        17,070 LifePoint Hospitals, Inc. (a)                           575,259
        11,850 Merck & Co., Inc.                                       516,660
        32,550 Pfizer, Inc.                                            843,045
        19,200 United Health Group, Inc.                             1,031,616
        16,000 WellPoint, Inc. (a)                                   1,259,039
        13,650 Wyeth                                                   695,058
        14,450 Zimmer Holdings, Inc. (a)                             1,132,590
                                                                    ----------
                                                                    12,076,865
                                                                    ----------
  INDUSTRIALS - 4.7%
        53,250 AGCO Corp. (a)                                        1,647,555
        44,500 Blount International, Inc. (a)                          598,970
         3,000 Boeing Corp.                                            266,520
        28,000 General Electric Co.                                  1,041,880
           900 Simpson Manufacturing Co., Inc.                          28,485
        18,650 Tyco International, Ltd.                                566,960
        14,450 United Parcel Service, Inc., Class B                  1,083,460
                                                                    ----------
                                                                     5,233,830
                                                                    ----------
  INFORMATION TECHNOLOGY - 3.7%
        27,500 BISYS Group, Inc. (a)                                   355,025
        36,050 Dell, Inc. (a)                                          904,495
        36,550 eFunds Corp. (a)                                      1,005,125

_______________________________________________________________________________
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

       53,520 First Data Corp.                                        1,365,830
       18,400 Microsoft Corp.                                           549,424
                                                                     ----------
                                                                      4,179,899
                                                                     ----------
 MATERIALS - 4.1%
       21,200 Alcoa, Inc.                                               636,212
        7,000 Companhia Vale do Rio Doce, ADR                           208,180
       47,350 Dow Chemical Co.                                        1,891,159
       23,950 E.I. Du Pont de Nemours & Co.                           1,166,605
       18,000 Plum Creek Timber Co., Inc., REIT                         717,300
                                                                     ----------
                                                                      4,619,456
                                                                     ----------
 TELECOMMUNICATIONS - 4.5%
       35,750 AT&T, Inc.                                              1,278,063
       10,975 Motorola, Inc.                                            225,646
       49,150 SK Telecom Co., Ltd., ADR                               1,301,492
       15,300 Telecom Corp. of New Zealand, Ltd.,
                ADR                                                     411,876
       59,000 Telefonos de Mexico SAB de CV, ADR                      1,666,160
        8,100 Tele Norte Leste Participacoes, ADR                       120,852
                                                                     ----------
                                                                      5,004,089
                                                                     ----------
 UTILITIES - 0.2%
        6,950 Duke Energy Corp.                                         230,810
                                                                     ----------
 Total Common Stock (Cost $71,949,237)                               90,119,290
                                                                     ----------
                                                      Rate
                                                     -----
 NON-CONVERTIBLE PREFERRED STOCK - 0.5%
 UTILITIES - 0.5%
          305 AEP Texas Central Co.                   4.00%              23,018
          200 Boston Edison                           4.25               15,819
        1,500 Connecticut Light & Power               1.90               49,734
        1,000 Connecticut Light & Power               2.00               34,594
        1,500 Connecticut Light & Power               3.90               47,953
        1,300 Great Plains Energy, Inc.               4.50              110,825
        4,000 Hawaiian Electric Co.                   4.25               54,875
          300 Indianapolis Power & Light              4.00               19,116
           78 MidAmerican Energy Co.                  3.30                5,087
           80 MidAmerican Energy Co.                  3.90                5,935
          100 Monongahela Power                       4.40                9,000
        1,000 Pacific Enterprises                     4.50               86,500
          400 Peco Energy                             3.80               30,500
          945 Public Services Electric & Gas          4.08               78,553
          300 Westar Energy, Inc.                     4.25               23,681
                                                                     ----------
 Total Non-Convertible Preferred Stock                                  595,190
                                                                     ----------
 TOTAL PREFERRED STOCK (COST $494,214)                                  595,190
                                                                     ----------
 EXCHANGE TRADED FUNDS - 0.2%
       10,000 iShares MSCI Germany Index Fund
                (Cost $94,200)                                          269,400
                                                                     ----------

 Principal                                            Rate  Maturity
 ---------                                           -----  --------
 ASSET BACKED OBLIGATIONS - 0.6%
        6,128 Scotia Pacific Co., LLC                 6.55  01/20/07      4,784
      905,000 Scotia Pacific Co., LLC                 7.11  01/20/14    679,316
                                                                     ----------
 Total Asset Backed Obligations (Cost $851,636)                         684,100
                                                                     ----------
 CORPORATE BONDS - 2.4%
 CONSUMER STAPLES - 0.3%
      300,000 Alliance One International, Inc.       11.00  05/15/12    321,000
                                                                     ----------

_______________________________________________________________________________
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

ENERGY - 0.3%
     115,000 El Paso CGP Co.                            6.50 06/01/08   116,581
     190,000 El Paso CGP Co.                            6.70 02/15/27   191,108
                                                                      ---------
                                                                        307,689
                                                                      ---------
FINANCIALS - 0.7%
     670,000 GMAC, LLC                                  4.38 12/10/07   660,824
     180,500 Finova Group, Inc.                         7.50 11/15/09    53,248
      80,000 Marsh & McLennan Cos., Inc.                5.38 03/15/07    79,978
                                                                      ---------
                                                                        794,050
                                                                      ---------
HEALTH CARE - 0.6%
     700,000 Tenet Healthcare Corp.                     6.38 12/01/11   644,000
                                                                      ---------
INDUSTRIALS - 0.1%
      94,000 Waste Management, Inc.                     7.38 08/01/10   100,067
      71,000 Waste Management, Inc.                     7.65 03/15/11    76,547
                                                                      ---------
                                                                        176,614
                                                                      ---------
INFORMATION TECHNOLOGY - 0.1%
     100,000 Danka Business Systems, plc               10.00 04/01/08    99,750
                                                                      ---------
UTILITIES - 0.3%
      65,000 Indianapolis Power & Light Co.             7.38 08/01/07    65,619
     275,000 Sierra Pacific Power Co.                   8.00 06/01/08   284,006
                                                                      ---------
                                                                        349,625
                                                                      ---------
Total Corporate Bonds (Cost $2,707,836)                               2,692,728
                                                                      ---------
FOREIGN MUNICIPAL BONDS - 1.1% (C)
   1,500,000 Ontario Hydro Residual Strip (Canada)      5.51 10/01/20   683,631
     356,000 Ontario Hydro Residual Strip (Canada) 5.47-5.65 11/27/20   160,722
     605,000 Ontario Hydro Residual Strip (Canada)      5.61 10/15/21   261,465
     235,000 Ontario Hydro Residual Strip (Canada)      5.75 08/18/22    97,530
                                                                      ---------
Total Foreign Municipal Bonds (Cost $849,014)                         1,203,348
                                                                      ---------
US TREASURY SECURITIES - 4.2%
     935,000 US Treasury Note                           3.88 07/31/07   929,083
     800,000 US Treasury Note                           4.00 09/30/07   794,063
     260,000 US Treasury Note                           4.25 10/31/07   258,396
     500,000 US Treasury Note                           4.25 11/30/07   496,719
     685,000 US Treasury Note                           4.38 01/31/08   680,692
   1,000,000 US Treasury Note                           4.63 02/29/08   996,094
      65,000 US Treasury Note                           3.75 05/15/08    64,025
     460,000 US Treasury Note                           3.88 07/15/10   447,961
                                                                      ---------
Total US Treasury Securities (Cost $4,697,538)                        4,667,033
                                                                      ---------
SHORT-TERM INVESTMENTS - 10.4%
COMMERICAL PAPER - 0.5%
     300,000 American Express Credit Corp. (b)          4.97 01/02/07   299,959
     210,000 General Electric Cap Corp. (b)             5.05 01/31/07   209,120
                                                                      ---------
Total Commercial Paper (Cost $509,078)                                  509,079
                                                                      ---------
CORPORATE BONDS - 1.1%
COMMUNICATIONS - 0.2%
     160,000 Gannett Co., Inc.                          5.50 04/01/07   159,848
      85,000 Rite Aid Corp.                             7.13 01/15/07    85,106
                                                                      ---------
                                                                        244,954
                                                                      ---------
FINANCIALS - 0.6%
     698,000 Marsh & McLennan Cos., Inc.                5.38 03/15/07   697,804
                                                                      ---------

_______________________________________________________________________________
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

UTILITIES - 0.3%
    295,000 Virginia Electric & Power Co.            5.38 02/01/07     294,947
                                                                   -----------
TOTAL CORPORATE BONDS (COST $1,237,619)                              1,237,705
                                                                   -----------

  SHARES
  ------
MONEY MARKET FUNDS - 8.3%
  9,321,249 Citi(SM) Institutional Cash Reserves,
              Class O, 5.02% (Cost 9,321,249)                        9,321,249
                                                                   -----------

 PRINCIPAL
 ---------
MONEY MARKET DEPOSIT ACCOUNT - 0.5%
    573,450 Citibank Money Market Deposit Account,
              4.93% (Cost $573,450)                                    573,450
                                                                   -----------
Total Short-Term Investments (Cost $11,641,396)                     11,641,483
                                                                   -----------
Total Investments - 100.0% (Cost $93,285,071)*                     111,872,572
Other Assets & Liabilities, Net - 0.0%                                 (46,543)
                                                                   -----------
NET ASSETS - 100.0%                                                111,826,029
                                                                   ===========

 PORTFOLIO HOLDINGS
 % OF NET ASSETS
 Consumer Discretionary                                                    16%
 Consumer Staples                                                          14%
 Energy                                                                     2%
 Financials                                                                21%
 Health Care                                                               11%
 Industrials                                                                5%
 Information Technology                                                     4%
 Materials                                                                  4%
 Telecommunications                                                         4%
 Utilities                                                                  0%
 Preferred Stock                                                            1%
 Exchange Traded Funds                                                      0%
 Asset Backed Obligations                                                   1%
 US Treasury Securities                                                     4%
 Corporate Bonds                                                            2%
 Foreign Municipal Bonds                                                    1%
 Short-Term Investments and Other Net Assets                               10%
                                                                        -----
                                                                        100.0%
                                                                        =====
_______________________________________________________________________________
ADR American Depositary Receipt.
REIT Real Estate Investment Trust.
(a) Non-income producing security.
(b) Zero coupon Commerical Paper. Interest rate presented is yield to maturity.
(c) Zero coupon bond. Interest rate presented is yield to maturity.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

 Gross Unrealized Appreciation                                    $ 20,335,093
 Gross Unrealized Depreciation                                      (1,960,362)
                                                                  ------------
 Net Unrealized Appreciation (Depreciation)                       $ 18,374,731
                                                                  ============

_______________________________________________________________________________
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
_______________________________________________________________________________

ASSETS
   Total investments, at value (Cost $93,285,071)                  $111,872,572
   Cash                                                                      55
   Receivables:
       Fund shares sold                                               2,095,876
       Dividends and interest                                           332,473
                                                                   ------------
Total Assets                                                        114,300,976
                                                                   ------------
LIABILITIES
   Payables:
       Fund shares redeemed                                             245,747
       Investment securities purchased                                  179,572
       Dividends                                                      1,922,113
   Accrued Liabilities:
       Investment adviser fees                                          126,269
       Trustees' fees and expenses                                        1,091
       Distribution fees                                                    155
                                                                   ------------
Total Liabilities                                                     2,474,947
                                                                   ------------
NET ASSETS                                                         $111,826,029
                                                                   ============
COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 92,995,467
   Accumulated undistributed (distributions in excess of) net
     investment income                                                   16,003
   Accumulated net realized gain (loss) on investments and
     foreign currency transactions                                      227,058
   Net unrealized appreciation (depreciation) on investments
     and foreign currency translations                               18,587,501
                                                                   ------------
NET ASSETS                                                         $111,826,029
                                                                   ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
   Investor Shares                                                    7,078,447
   A Shares                                                              37,953
   C Shares                                                               2,703

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Shares (based on net assets of $111,186,788)           $      15.71
                                                                   ------------
   A Shares (based on net assets of $596,574)                      $      15.72
                                                                   ------------
   A Shares Maximum Public Offering Price Per Share (net
     asset value per share/94.25%)                                 $      16.68
                                                                   ------------
   C Shares (based on net assets of $42,667)                       $      15.79
                                                                   ------------

See Notes to Financial Statements.

_______________________________________________________________________________
AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2006
_______________________________________________________________________________

INVESTMENT INCOME
   Dividend income (net of foreign taxes withheld of $10,055)      $ 1,337,744
   Interest income                                                     413,231
                                                                   -----------
Total Investment Income                                              1,750,975
                                                                   -----------
EXPENSES
   Investment advisor fees                                             722,331
   Distribution fees:
       A Shares                                                            615
       C Shares                                                            236
   Trustees' fees and expenses                                           2,744
                                                                   -----------
Total Expenses                                                         725,926
   Fees waived and expenses reimbursed                                  (3,418)
                                                                   -----------
Net Expenses                                                           722,508
                                                                   -----------
NET INVESTMENT INCOME (LOSS)                                         1,028,467
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments and foreign
     currency transactions                                             263,787
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                  10,327,167
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS                                     10,590,954
                                                                   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $11,619,421
                                                                   ===========

See Notes to Financial Statements.

_______________________________________________________________________________
AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                Six Months Ended   Year Ended
                                                December 31, 2006 June 30, 2006
                                                ----------------- -------------
 OPERATIONS
    Net investment income (loss)                  $  1,028,467    $  1,486,089
    Net realized gain (loss) on
      investments and foreign currency
      transactions                                     263,787       4,247,417
    Net change in unrealized appreciation
      (depreciation) on investments                 10,327,167      (2,360,265)
                                                  ------------    ------------
 Increase (Decrease) in Net Assets from
   Operations                                       11,619,421       3,373,241
                                                  ------------    ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income:
        Investor Shares                             (1,911,461)     (1,212,706)
        A Shares                                       (10,239)         (2,302)
        C Shares                                          (413)            (88)
    Net realized gains:
        Investor Shares                             (3,211,699)     (1,415,961)
        A Shares                                       (15,576)         (1,475)
        C Shares                                        (1,231)           (283)
                                                  ------------    ------------
 Total Distributions To Shareholders                (5,150,619)     (2,632,815)
                                                  ------------    ------------
 CAPITAL SHARE TRANSACTIONS
    Sale of Shares
        Investor Shares                              5,695,156      25,928,618
        A Shares                                       149,332         395,537
        C Shares                                         1,657          47,003
    Reinvestment of distributions:
        Investor Shares                              5,024,561       2,556,577
        A Shares                                        25,815           3,776
        C Shares                                         1,644             370
    Redemption of shares:
        Investor Shares                             (9,621,568)    (22,010,024)
        A Shares                                             _          (2,244)
        C Shares                                       (10,936)              _
    Redemption fees                                     10,542          26,079
                                                  ------------    ------------
 Increase (Decrease) From Capital
   Transactions                                      1,276,203       6,945,692
                                                  ------------    ------------
 Increase (Decrease) in Net Assets                   7,745,005       7,686,118

 NET ASSETS
    Beginning of Period                            104,081,023      96,394,905
                                                  ------------    ------------
    End of Period (a)                             $111,826,028    $104,081,023
                                                  ============    ============
      (a) Accumulated undistributed
          (distributions in excess of) net
          investment income                       $     16,003    $    909,649
                                                  ------------    ------------

See Notes to Financial Statements.

_______________________________________________________________________________
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                             DISTRIBUTIONS
                                                                 -------------------------------------
                BEGINNING    NET        NET REALIZED    TOTAL                                                          ENDING
                NET ASSET INVESTMENT        AND          FROM     FROM NET   FROM NET       TOTAL                     NET ASSET
                VALUE PER   INCOME       UNREALIZED   INVESTMENT INVESTMENT  REALIZED   DISTRIBUTIONS   REDEMPTION    VALUE PER
                  SHARE     (LOSS)      GAIN (LOSS)   OPERATIONS   INCOME     GAINS    TO SHAREHOLDERS   FEES (B)       SHARE
                --------- ----------    ------------  ---------- ----------  --------  ---------------  ----------    ---------
INVESTOR SHARES

Six Months
  Ended
  December 31,
  2006             $14.76    $ 0.15 (b)       $ 1.54       $1.69     $(0.27)   $(0.47)          $(0.74)          -(g)    $15.71
Year Ended
  June 30, 2006     14.64      0.21 (b)         0.30        0.51      (0.18)    (0.21)           (0.39)          -(g)     14.76
Year Ended
  June 30, 2005     13.74      0.15 (b)         1.08        1.23      (0.08)    (0.25)           (0.33)          -(g)     14.64
Year Ended
  June 30,
  2004 (c)          11.68      0.13 (b)         2.10        2.23      (0.17)        -            (0.17)          -        13.74
Year Ended
  June 30,
  2003 (c)          11.33       0.20            0.42        0.62      (0.10)    (0.17)           (0.27)          -        11.68
Year Ended
  June 30,
  2002 (c)          11.43       0.08           (0.07)       0.01      (0.09)    (0.02)           (0.11)          -        11.33

A SHARES (H)

Six Months
  Ended
  December 31,
  2006              14.77      0.15 (b)         1.54        1.69      (0.27)    (0.47)           (0.74)          -        15.72
July 8, 2005
  through
  June 30,
  2006 (i)          14.81      0.21 (b)         0.14        0.35      (0.18)    (0.21)           (0.39)          -        14.77

C SHARES

Six Months
  Ended
  December 31,
  2006              14.78      0.08 (b)         1.55        1.63      (0.15)    (0.47)           (0.62)          -        15.79
August 26,
  2005 through
  June 30,
  2006 (i)          14.70      0.11 (b)         0.24        0.35      (0.06)    (0.21)           (0.27)          -        14.78

--------
(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Audited by another Independent Registered Public Accounting Firm.
(d) Not annualized for periods less than one year.
(e) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(f) Reflects the expense ratio excluding any waivers and/or reimbursements.
(g) Less than $0.01 per share.
(h) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.
(i) A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.

See Notes to Financial Statements.

                                                     RATIOS TO AVERAGE NET ASSETS (A)
                                                    ----------------------------------
                                     NET ASSETS AT       NET                            PORTFOLIO
                         TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS     TURNOVER
                     RETURN (D) (E) (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES (F) RATE (D)
                     -------------- --------------- ------------- -------- ------------ ---------
INVESTOR SHARES

Six Months Ended
  December 31, 2006      11.53%        $111,187         1.92%       1.35%      1.36%        9%
Year Ended June 30,
  2006                    3.44%         103,642         1.44%       1.35%      1.36%       28%
Year Ended June 30,
  2005                    9.01%          96,395         1.09%       1.35%      1.35%       28%
Year Ended June 30,
  2004 (c)               19.17%          63,885         0.97%       1.35%      1.35%       18%
Year Ended June 30,
  2003 (c)                5.72%          25,141         1.89%       1.35%      1.36%       37%
Year Ended June 30,
  2002 (c)                0.07%          16,638         0.73%       1.35%      1.37%       56%

A SHARES (H)

Six Months Ended
  December 31, 2006      11.52              597         1.97%       1.35%      1.61%        9%
July 8, 2005
  through June 30,
  2006 (i)                2.32              392         1.56%       1.35%      1.61%       28%

C SHARES

Six Months Ended
  December 31, 2006      11.03               43         1.09%       2.10%      2.36%        9%
August 26, 2005
  through June 30,
  2006 (i)                2.38               47         0.84%       2.10%      2.36%       28%

See Notes to Financial Statements.

_______________________________________________________________________________
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

NOTE 1. ORGANIZATION

The Auxier Focus Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 26, 2005, respectively.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

_______________________________________________________________________________
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
_______________________________________________________________________________


FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

The Fund's class specific expenses are charged to the operations of that class of shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME Taxes - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

_______________________________________________________________________________
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund's average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund[s] and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, or Citigroup and its affiliated companies.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act with respect to A Shares and C Shares, ("Distribution Plan"), the Fund pays the Distributor or any other entity authorized by the Board collectively, a fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each class. For the Period ended December 31, 2006, the Distributor received $851 pursuant to the Distribution Plan. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2006, the Distributor retained $1,290 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year purchase.

Foreside Compliance Services, LLC and affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. For the period ended December 31, 2006 the Adviser paid compliance service fees for the Fund of $19,100 from the fees collected under the Investment Adviser agreement.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period the Adviser has contractually agreed to waive a portion of their fees and reimburse expenses through October 31, 2007 to the extent necessary to maintain the total operating expenses at 1.5% of average daily net assets of the Investor shares and A shares and 2.10% of average daily net assets of C shares. These voluntary waivers may be reduced or eliminated at any time. For the six month period ended December 31, 2006, fees waived were $3,418.

_______________________________________________________________________________
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
_______________________________________________________________________________

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2006, were as follows:

                         PURCHASES                 SALES
                         ---------               ----------
                         $9,506,634              $8,643,740

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed Ordinary Income                 $   909,649
           Undistributed Long-Term Gain                    3,228,449
           Unrealized Appreciation (Depreciation)          8,223,660
                                                         -----------
           Total                                         $12,361,758

The difference between components of distributable earnings on a tax basis and the amount reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid as of June 30, 2006 and 2005 were as follows:

                                                  2006       2005
                                               ---------- ----------
           Ordinary Income                     $1,215,096 $  441,075
           Long-term Capital Gain               1,417,719  1,322,191

NOTE 7. SHARE TRANSACTIONS

Share Transactions for the Fund were as follows:

                                             SIX MONTHS ENDED   YEAR ENDED
                                             DECEMBER 31, 2006     2006
                                             -----------------  ----------
    Sales of Shares:
       Investor Shares                                 373,306   1,742,260
       A Shares                                          9,807      26,411
       C Shares                                            110       3,157
    Reinvestment of distributions:
       Investor Shares                                 317,806     171,877
       A Shares                                          1,632         254
       C Shares                                            104          25
    Redemption of shares:
       Investor Shares                                (632,328) (1,477,697)
       A Shares                                           -           (151)
       C Shares                                           (693)      -
                                                      --------  ----------
    Increase (decrease) from share
      transactions                                      69,744     466,136
                                                      ========  ==========

NOTE 8. OTHER INFORMATION

On December 31, 2006, one shareholder held approximately 42% of the outstanding shares of the Fund. This shareholder is an omnibus account, which was held on behalf of multiple individual shareholders.

_______________________________________________________________________________
AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006
_______________________________________________________________________________

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the October 18, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the management agreement pertaining to the Fund (the "Management Agreement"). In evaluating the Management Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and
(5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser. The Board then reviewed the Adviser's financial stability. The Adviser reviewed its balance sheet for the period ended August 31, 2006, noting that it is financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the Adviser's contractual advisory fee rate was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser utilizes the advisory fee to pay certain expenses on behalf of the Fund including, all operating expenses. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive a portion of its fee through October 31, 2007 in order to maintain the Fund's total annual operating expenses at 1.35% of the Fund's average daily net assets for Investor shares and A shares and at 2.10% for C Shares. The Board recognized that it was difficult to compare advisory fees and expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Board considered the Fund's performance, noting that the Fund underperformed its index for the 3- and 6-month and 1-and 3-year periods. The Board noted that the Fund's 5-year performance was ranked in the top quartile for its peer group, earning the Fund a Morningstar five-star rating. The Board noted that the Fund's long-term performance would be taken into consideration in its evaluation of the overall arrangements between the Fund and the Adviser. Specifically, the Board considered that the Fund's investment objective to provide long-term capital appreciation. The Board also considered the Adviser's representation that the Fund's conservative approach to asset allocation will tend to outperform markets in down years and lag or achieve parity in up years.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

_______________________________________________________________________________
AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006
_______________________________________________________________________________

The Board noted the Adviser's representation that it does not receive other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's web site at www.auxierasset.com/focus_fund.htm and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling
(877) 328-9437 and on the SEC's web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing

_______________________________________________________________________________
AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006
_______________________________________________________________________________

in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

                       BEGINNING        ENDING
                     ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID    ANNUALIZED
                     JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD* EXPENSE RATIO*
                     ------------- ----------------- -------------- --------------
INVESTOR SHARES
Actual Return          $1,000.00       $1,115.27         $ 7.20          1.35%
Hypothetical Return    $1,000.00       $1,018.40         $ 6.87          1.35%

A SHARES
Actual Return          $1,000.00       $1,115.19         $ 7.20          1.35%
Hypothetical Return    $1,000.00       $1,018.40         $ 6.87          1.35%

C SHARES
Actual Return          $1,000.00       $1,110.34         $11.17          2.10%
Hypothetical Return    $1,000.00       $1,014.62         $10.66          2.10%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

===============================================================================

                               AUXIER FOCUS FUND

===============================================================================





                             FOR MORE INFORMATION

                                 P.O. Box 446
                             Portland, Maine 04112
                                 (877)-3AUXIER
                                (877) 328-9437

                              INVESTMENT ADVISOR
                         Auxier Asset Management, LLC
                            5000 S.W. Meadows Road
                                   Suite 410
                           Lake Oswego, Oregon 97035

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com


This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                               DECEMBER 31, 2006




[LOGO] DFDENT

                               AND COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

Dear Fellow Shareholders:

PERFORMANCE

Your Fund experienced a +4.38% total return for the first 6 months of the current fiscal year (7/1/2006 - 12/31/2006) compared to a +12.74% total return for the S&P 500 Composite Index (the "S&P 500"), the benchmark we use for performance comparisons. For the 1-year, 5-year and since inception
(7/16/01) periods, your Fund generated average annual returns of +9.38%, +8.56% and +8.84%, respectively. Since inception, the Fund has a cumulative return of +58.79% versus the S&P 500's cumulative return of +29.76%. Consequently, after outperforming the S&P 500 in the first 6 months of 2006, your Fund underperformed the S&P 500 by -8.36% in the second half of 2006 resulting in -6.41% underperformance for all of 2006. Since inception your Fund has outperformed the S&P 500 by +29.03%. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (866) 2DF-DENT.)

For the year ending 12/31/2006, Lipper Inc. ranked your Fund at #185 out of 489 funds in their Multi-Cap Growth Funds peer group, which put your Fund in the top 38% of Multi-Cap Growth Funds. Recent Lipper rankings are as follows:

            AS OF JANUARY 31, 2007    FUND RANKING OUT OF PERCENTILE
            ----------------------    ------------ ------ ----------
            One Year                       95       495      19%
            Three Years                    57       399      14%
            Five Years                     27       313       9%

COMMENTARY

We would characterize 2006 performance overall as mixed. First, underperforming the S&P 500 benchmark was disappointing. At the same time, your Fund did outperform its Lipper peer group. Growth as a category lagged value, real estate, commodities and foreign sectors in 2006. Your Fund's return of +9.38% in 2006 was within what its Adviser would consider to be a realistic long-term return objective of 9-10%.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006


ASSET ALLOCATION

One year ago, I wrote that we believed that mid to large capitalization companies would be entering a period of improving relative performance versus small capitalization companies. Accordingly, your Adviser increased the large capitalization allocation over the year as follows:

                                    12/31/05* 06/30/06* 12/31/06*
                                    --------- --------- ---------
               Large Capitalization   34.9%     36.9%     39.4%
               Mid Capitalization..   45.7%     45.1%     44.6%
               Small Capitalization   16.0%     10.3%      8.6%
               Reserve Funds.......    3.4%      7.7%      7.4%
                                     ------    ------    ------
               Total Fund..........  100.0%    100.0%    100.0%
                                     ======    ======    ======

----------------------------------------
*  Percentages calculated based on total value of investments.

We continue to believe that mid to large capitalization companies should be emphasized in your Fund. Because of their size, larger companies tend to have greater exposure to international markets which appear to be growing faster than the U.S. economy. Secondly, we believe larger corporations are better positioned than smaller companies to sustain profit growth in a slowing economy in 2007. Lastly, consider the following valuation disparity of the S&P 500 (large and mid capitalization companies) versus the Russell 2000 (small capitalization companies):

                             EARNINGS**
                       ---------------------- PERCENT    2007 PRICE
                        2006  2007 PROJECTION INCREASE EARNINGS RATIO
                       ------ --------------- -------- --------------
          S&P 500      $87.76     $96.21        +9.6%      14.80x
          Russell 2000 $20.93     $28.41       +35.7%      27.75x

----------------------------------------
** Birinyi Associates estimates.

2006 EARNINGS AND 2007 EARNINGS PROJECTIONS ARE THE EARNINGS OF THE COMPANIES IN THE RESPECTIVE INDICES WEIGHTED BY MARKET CAPITALIZATION. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. IN GENERAL, A HIGH P/E SUGGESTS THAT INVESTORS ARE EXPECTING HIGHER
EARNINGS GROWTH IN THE FUTURE COMPARED TO COMPANIES WITH A LOWER P/E.

Anticipating slower growth in the fourth year of the current economic expansion, we believe there is greater risk of disappointment to the +35.7% projected increase for Russell 2000 earnings than the +9.6% anticipated S&P 500 earnings growth in 2007. Furthermore, in the past 3 years the S&P 500 P/E ratio has declined by 10%, being compressed by rising earnings combined with higher interest rates. We do not see valuation risk in mid to large capitalization companies as measured by the S&P 500 which carries a P/E only 53.33% as large as the Russell 2000 P/E.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006


Our conclusion is that 2007 is positioned to see the P/E disparity of these two indices reduced, thereby improving the relative performance of the mid to large capitalization sector, which is currently valued at the low end of its recent P/E range.

EMPHASIS ON MANAGEMENT

In an era of corporate greed, excessive executive compensation for nonperformance, self-dealing and stock option back-dating and manipulation, we continue to place great importance on management integrity and corporate governance. Your Fund has been well served by investments in companies with management teams that possess a passion for service to customers, employees and shareholders rather than themselves.

We will continue to seek out such investment opportunities. Once again, we appreciate your entrusting your capital with us in this endeavor.

Respectfully submitted,

/s/ Dan Dent

Daniel Dent

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2006

For the first six months of the fiscal year beginning July 1, 2006, your Fund experienced a total return of +4.38% versus a total return of +12.74% for the S&P 500 Index, the benchmark we use for performance comparisons. Cumulative performance versus the S&P 500 Index for various periods ending December 31, 2006 was as follows:

                             DF DENT PREMIER                 OUTPERFORMANCE
    PERIOD ENDING 12/31/06     GROWTH FUND   S&P 500 INDEX (UNDERPERFORMANCE)
    ----------------------   --------------- ------------- ------------------
   Six Months                    + 4.38%        +12.74%         (8.36%)
   Twelve Months                 + 9.38%        +15.79%         (6.41%)
   Inception (7/16/01)           +58.79%        +29.76%         +29.03%

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund (DFDPX) for periods ending December 31, 2006 as follows:

                                        ONE YEAR THREE YEARS FIVE YEARS
        -                               -------- ----------- ----------
        DFDPX Rank                         185         53         37
        #Multi-Cap Growth Funds            489        394        310
        % Ranking                          38%        13%        12%
        DFDPX Annual Total Return        9.38%     13.15%      8.56%
        Peer Group Average Total Return  8.20%      9.49%      4.78%

Your Fund made its initial capital gain distribution of $0.09917 per share on December 13, 2005. A second annual capital gain distribution of $0.17268 per share was paid on December 13, 2006. These distributions are incorporated in the above performance results. To the extent that long-term capital gains are realized, it is the Fund's objective to distribute a modest level of capital to shareholders in December each year. As a growth fund, it is the Adviser's policy not to distribute ordinary income but to distribute long-term realized capital gains, which for most taxable shareholders would be taxed at lower rates. Although there may be exceptions, the vast majority of companies held in your Fund grow by reinvesting earnings rather than distributing earnings to shareholders in the form of cash dividends.

The most significant market factors affecting your Fund's performance this fiscal year (beginning July 1, 2006) as well as calendar 2006 were sustained economic growth and corporate profitability, high energy prices which restrained household disposable income, weakening housing markets, rising interest rates, and strong liquidity flows from private equity funds, corporate share repurchases and foreign investments. While these factors represented many market crosscurrents, in total they supported a strong equity market with poor relative performance in consumer stocks.

After outperforming the S&P 500 benchmark in the first six months of 2006, your Fund underperformed this benchmark during the second half of the year. Holdings in companies dependent upon consumer spending such as Carnival Corp., Mohawk Industries, Inc., Whole Foods Market, Inc. and Tractor Supply Co. performed poorly and hurt the Fund's performance. The first two, Carnival and Mohawk, were sold from your Fund while the latter two were held owing to their attractive long-term growth prospects.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2006


Growth stocks in general and your Fund in particular underperformed the broad market indices in 2006. Why? First, it is the Adviser's opinion that your Fund's as well as the growth stock group's outperformance in 2005 "borrowed" performance from 2006. Your Fund and the Lipper Multi-Cap Growth Fund peer group outperformed the S&P 500 benchmark by 7.45% and 3.89% respectively in 2005. Growth stocks, which became fully valued in late 2005, gave up some of their premium valuation relative to the rest of the market in 2006, and thus as a group underperformed. Secondly, after 13 interest rate increases from the Federal Reserve by early 2006, investors expected this monetary tightening to slow the economy and corporate earnings in 2006. This did not happen, and the extended economic expansion favored cyclical equities relative to growth equities. Growth company earnings overall came in as expected in 2006, but cyclical company earnings exceeded expectations and thus resulted in superior equity price performance in 2006.

The major strategy used to manage your Fund was summarized in our report last year (12/31/2005, page 5):

"The primary strategy employed in managing your Fund is to identify well-managed growth companies, to invest in their common stocks at reasonable prices and to hold these stocks for a long period of time."

The report went on to say:

"While your Fund cannot be expected to outperform the benchmark every quarter or every year in the future, it is the Adviser's fundamental belief that over a longer period of time a portfolio of companies growing faster than the general market should be well positioned to outperform the market benchmark."

While the specific companies held in your Fund may change over time, the strategy employed remains constant. As your Fund experienced a steady positive cash flow from shareholder purchases over the past year, the Adviser maintained positions in the favored equities by adding to existing holdings. Although your Fund delivered a 9.38% return in 2006, it underperformed the S&P 500 benchmark.

With many market crosscurrents in 2006, there were few dominant trends which drove specific industries. However, the insurance stocks as a group performed well, recovering from the prior year's losses from Katrina and other hurricanes as premium rates were increased and losses were very light in 2006. Life science stocks performed well with greater usage of lab tests for humans (Laboratory Corp. of America Holdings) and animals (IDEXX Laboratories, Inc. and VCA Antech, Inc.). Financial service holdings made a positive contribution to performance through realized gains in Fiserv, Inc. and Western Union and strong appreciation in T. Rowe Price Group, Inc. High energy prices along with higher interest rates and a slumping housing market caused some consumer retrenchment as 2006 progressed. As previously noted, some of the weakest performing equities in your Fund were in the consumer sector. Four of the five worst performers in the Fund listed below were consumer stocks: Carnival Corp., Whole Foods Market, Inc., Mohawk Industries, Inc., and Tractor Supply Co.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2006


Those securities which contributed the most and declined the most during the past year were:

        5 BEST CONTRIBUTORS
        -------------------
                                 REALIZED AND UNREALIZED
                                    APPRECIATION AND
                                   INCOME IN CALENDAR      PER SHARE
        INVESTMENTS                     YEAR 2006        AS OF 12/31/06
        -----------              ----------------------- --------------
        Carmax, Inc.                  $1,305,826.30           19.8c
        Garmin, Ltd.                     961,141.89           14.5c
        Markel Corp.                     810,380.53           12.3c
        Trimble Navigation, Ltd.         532,001.71            8.1c
        Stryker Corp.                    440,159.20            6.7c
                                      -------------           ----
        Total                         $4,049,509.63           61.4c
                                      =============           ====

        5 POOREST CONTRIBUTORS
        ----------------------
                                 REALIZED AND UNREALIZED
                                   LOSS AND INCOME IN      PER SHARE
        INVESTMENTS                CALENDAR YEAR 2006    AS OF 12/31/06
        -----------              ----------------------- --------------
        Carnival Corp.                 ($367,846.60)          (5.6c)
        Whole Foods Market, Inc.        (306,975.00)          (4.7c)
        Mohawk Industries, Inc.         (284,133.61)          (4.3c)
        Tractor Supply Co.              (279,567.20)          (4.2c)
        Qualcomm, Inc.                  (237,701.60)          (3.6c)
                                     --------------          -----
        Total                        ($1,476,224.01)         (22.4c)
                                     ==============          =====

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2006

                          DF DENT PREMIER GROWTH FUND
                         FIVE LARGEST EQUITY HOLDINGS
                               DECEMBER 31, 2006

                                                               PERCENT OF
                                                               NET ASSETS
     QUANTITY         SECURITY         TOTAL COST MARKET VALUE OF THE FUND
     --------         --------         ---------- ------------ -----------

      55,000  Carmax, Inc.             $1,643,823  $2,949,650     2.87%
      56,000  Trimble Navigation, Ltd.  2,308,878   2,840,880     2.76%
      90,000  UTI Worldwide, Inc.       2,542,320   2,691,000     2.62%
       5,600  Markel Corp.              1,878,179   2,688,560     2.61%
      82,000  VCA Antech, Inc.          1,980,229   2,639,580     2.57%

THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS GREATER THAN ONE YEAR ANNUALIZED.

   TOTAL RETURN                                               SINCE INCEPTION
   AS OF 12/31/06               SIX MONTHS ONE YEAR FIVE YEAR    07/16/01
   --------------               ---------- -------- --------- ---------------
    DFDent Premier Growth Fund      4.38%    9.38%    8.56%        8.84%
    S&P 500 Index                  12.74%   15.79%    6.19%        4.89%
   INVESTMENT VALUE ON 12/31/06
   ----------------------------     -         -         -            -
    DFDent Premier Growth Fund   $158,786
    S&P 500 Index                $129,758

                                    [CHART]

                   DF Dent Premier Growth Fund         S&P 500 Index
                   ---------------------------         -------------
07/16/2001                $100,000                        $100,000
07/31/2001                 102,600                         100,752
08/31/2001                  98,700                          94,445
09/30/2001                  93,400                          86,818
10/31/2001                  95,800                          88,496
11/30/2001                 102,000                          95,260
12/31/2001                 105,300                          96,095
01/31/2002                 101,000                          94,692
02/28/2002                 101,000                          92,866
03/31/2002                 102,400                          96,359
04/30/2002                  99,800                          90,517
05/31/2002                  99,200                          89,850
06/30/2002                  89,200                          83,450
07/31/2002                  83,000                          76,945
08/31/2002                  84,200                          77,450
09/30/2002                  77,600                          69,033
10/31/2002                  81,700                          75,109
11/30/2002                  85,600                          79,529
12/31/2002                  81,800                          74,857
01/31/2003                  79,900                          72,896
02/28/2003                  78,300                          71,803
03/31/2003                  77,700                          72,500
04/30/2003                  85,400                          78,472
05/31/2003                  90,500                          82,653
06/30/2003                  91,500                          83,668
07/31/2003                  94,600                          85,135
08/31/2003                  98,600                          86,866
09/30/2003                  96,300                          85,873
10/31/2003                 103,600                          90,759
11/30/2003                 106,500                          91,612
12/31/2003                 109,600                          96,314
01/31/2004                 113,200                          98,098
02/29/2004                 115,800                          99,461
03/31/2004                 117,000                          97,961
04/30/2004                 116,600                          96,423
05/31/2004                 116,000                          97,746
06/30/2004                 119,000                          99,647
07/31/2004                 115,100                          96,349
08/31/2004                 113,500                          96,739
09/30/2004                 116,700                          97,786
10/31/2004                 117,900                          99,280
11/30/2004                 124,900                         103,297
12/31/2004                 129,200                         106,812
01/31/2005                 125,900                         104,209
02/28/2005                 129,200                         106,402
03/31/2005                 127,300                         104,518
04/30/2005                 123,300                         102,535
05/31/2005                 128,700                         105,798
06/30/2005                 131,400                         105,948
07/31/2005                 138,900                         109,888
08/31/2005                 138,800                         108,886
09/30/2005                 139,700                         109,767
10/31/2005                 137,500                         107,938
11/30/2005                 144,700                         112,020
12/31/2005                 145,175                         112,058
01/31/2006                 149,202                         115,026
02/28/2006                 152,826                         115,338
03/31/2006                 156,350                         116,774
04/30/2006                 156,451                         118,342
05/31/2006                 150,813                         114,936
06/30/2006                 152,121                         115,092
07/31/2006                 151,215                         115,802
08/31/2006                 152,222                         118,557
09/30/2006                 156,249                         121,612
10/31/2006                 158,565                         125,575
11/30/2006                 159,974                         127,963
12/31/2006                 158,786                         129,758


                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


            SHARES          SECURITY DESCRIPTION           VALUE
           --------- ---------------------------------- ------------
           COMMON STOCK - 92.8%
           AGRIBUSINESS - 1.8%
              58,000 Archer-Daniels Midland Co.         $  1,853,680
                                                        ------------
           AUTOMOTIVE - 5.2%
              55,000 Carmax, Inc. (a)                      2,949,650
              42,000 Keystone Automotive Industries,
                     Inc. (a)                              1,427,580
              29,000 O'Reilly Automotive, Inc. (a)           929,740
                                                        ------------
                                                           5,306,970
                                                        ------------
           BANKING - 2.2%
              64,000 East-West Bancorp, Inc.               2,266,880
                                                        ------------
           BUSINESS SERVICES - 4.3%
              60,000 Iron Mountain, Inc. (a)               2,480,400
              48,500 Paychex, Inc.                         1,917,690
                                                        ------------
                                                           4,398,090
                                                        ------------
           COMMUNICATION EQUIPMENT - 2.0%
              55,000 Qualcomm, Inc.                        2,078,450
                                                        ------------
           DISTRIBUTION - 4.5%
              68,000 Fastenal Co.                          2,439,840
              55,000 Pool Corp.                            2,154,350
                                                        ------------
                                                           4,594,190
                                                        ------------
           ENERGY SERVICES - 2.2%
              23,000 Schlumberger, Ltd.                    1,452,680
              20,000 Smith International, Inc.               821,400
                                                        ------------
                                                           2,274,080
                                                        ------------
           ENERGY SOURCES - 4.5%
              22,000 Apache Corp.                          1,463,220
              40,000 St. Mary Land & Exploration Co.       1,473,600
              36,000 Ultra Petroleum Corp. (a)             1,719,000
                                                        ------------
                                                           4,655,820
                                                        ------------
           ENGINEERING - 2.0%
              25,000 Jacobs Engineering Group, Inc. (a)    2,038,500
                                                        ------------
           ENTERTAINMENT - 2.6%
              50,000 Clear Channel Communications,
                     Inc.                                  1,777,000
              22,000 Comcast Corp. (a)                       921,360
                                                        ------------
                                                           2,698,360
                                                        ------------
           FINANCIAL SERVICES - 2.4%
              57,000 T. Rowe Price Group, Inc.             2,494,890
                                                        ------------
           HEALTH CARE SERVICES - 3.3%
              20,000 Caremark Rx, Inc.                     1,142,200
             117,500 PSS World Medical, Inc. (a)           2,294,775
                                                        ------------
                                                           3,436,975
                                                        ------------

           SHARES           SECURITY DESCRIPTION            VALUE
          --------- ------------------------------------ ------------
          HOUSEHOLD PRODUCTS - 2.0%
             32,000 Procter & Gamble Co.                 $  2,056,640
                                                         ------------
          INDUSTRIAL SUPPLIES - 9.8%
             40,000 Actuant Corp., Class A                  1,906,000
             26,000 Caterpillar, Inc.                       1,594,580
             50,000 Donaldson Co., Inc.                     1,735,500
             52,000 Graco, Inc.                             2,060,240
             39,100 Raven Industries, Inc.                  1,047,880
             35,000 Roper Industries, Inc.                  1,758,400
                                                         ------------
                                                           10,102,600
                                                         ------------
          INFRASTRUCTURE - 2.5%
             92,000 Chicago Bridge & Iron Co. NV            2,515,280
                                                         ------------
          INSURANCE - 6.2%
             40,000 Brown & Brown, Inc.                     1,128,400
              5,600 Markel Corp. (a)                        2,688,560
             20,000 RenaissanceRe Holdings, Ltd.
                    (Bermuda)                               1,200,000
              2,400 White Mountains Insurance Group,
                    Ltd. (Bermuda)                          1,390,632
                                                         ------------
                                                            6,407,592
                                                         ------------
          IT SERVICES - 1.3%
             50,000 SRA International, Inc., Class A (a)    1,337,000
                                                         ------------
          LIFE SCIENCES - 1.6%
             21,500 Laboratory Corp. of America
                    Holdings (a)                            1,579,605
                                                         ------------
          LOGISTICS - 5.1%
             35,000 Expeditors International of
                    Washington, Inc.                        1,417,500
             15,000 United Parcel Service, Inc., Class B    1,124,700
             90,000 UTI Worldwide, Inc.                     2,691,000
                                                         ------------
                                                            5,233,200
                                                         ------------
          MEDICAL PRODUCTS - 6.6%
             19,000 Alcon, Inc.                             2,123,630
             44,000 Medtronic, Inc.                         2,354,440
             41,000 Stryker Corp.                           2,259,510
                                                         ------------
                                                            6,737,580
                                                         ------------
          MERCHANDISING - 6.7%
             60,000 Lowe's Cos., Inc.                       1,869,000
             45,000 Tractor Supply Co. (a)                  2,011,950
             54,000 Walgreen Co.                            2,478,060
             12,000 Whole Foods Market, Inc.                  563,160
                                                         ------------
                                                            6,922,170
                                                         ------------
          PHARMACEUTICALS - 1.7%
             26,000 Amgen, Inc. (a)                         1,776,060
                                                         ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

              SHARES         SECURITY DESCRIPTION           VALUE
             ----------  -----------------------------  ------------
             POSITIONING SOLUTIONS - 5.0%
                 42,000  Garmin Ltd.                    $  2,337,720
                 56,000  Trimble Navigation, Ltd. (a)      2,840,880
                                                        ------------
                                                           5,178,600
                                                        ------------
             TRANSPORTATION - 2.2%
                105,000  OMI Corp.                         2,222,850
                                                        ------------
             VETERINARY CARE - 5.1%
                 33,000  Idexx Laboratories, Inc. (a)      2,616,900
                 82,000  VCA Antech, Inc. (a)              2,639,580
                                                        ------------
                                                           5,256,480
                                                        ------------
             Total Common Stock (Cost $78,996,569)        95,422,542
                                                        ------------

             PRINCIPAL
             ----------
             SHORT-TERM INVESTMENT - 8.2%
             MONEY MARKET DEPOSIT ACCOUNT - 8.2%
             $8,447,872  Citibank Money Market Deposit
                         Account, 4.93%
                         (Cost $8,447,872)                 8,447,872
                                                        ------------
             TOTAL INVESTMENTS - 101.0%
                         (COST $87,444,441)*            $103,870,414
             Other Assets and Liabilities, Net - (1.0)%   (1,002,965)
                                                        ------------
             TOTAL NET ASSETS - 100.0%                  $102,867,449
                                                        ============

             PORTFOLIO HOLDINGS
             % OF NET ASSETS
             Agribusiness                                      1.8%
             Automotive                                        5.2%
             Banking                                           2.2%
             Business Services                                 4.3%
             Communication Equipment                           2.0%
             Distribution                                      4.5%
             Energy Services                                   2.2%
             Energy Sources                                    4.5%
             Engineering                                       2.0%
             Entertainment                                     2.6%
             Financial Services                                2.4%
             Health Care Services                              3.3%
             Household Products                                2.0%
             Industrial Supplies                               9.8%
             Infrastructure                                    2.5%
             Insurance                                         6.2%
             IT Services                                       1.3%
             Life Sciences                                     1.6%
             Logistics                                         5.1%
             Medical Products                                  6.6%
             Merchandising                                     6.7%
             Pharmaceuticals                                   1.7%
             Positioning Solutions                             5.0%
             Transportation                                    2.2%
             Veterinary Care                                   5.1%
             Short-Term Investment and Net Other Liabilities   7.2%
                                                             ------
                                                             100.0%
                                                             ======

----------------------------------------

(a)Non-income producing security.

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $17,012,265
            Gross Unrealized Depreciation                 (586,292)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $16,425,973
                                                       ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
   Total investments, at value (Cost $87,444,441)                                   $103,870,414
   Receivables:
     Fund shares sold                                                                     11,483
     Dividends and interest                                                              100,798
     Prepaid expenses                                                                      5,973
                                                                                    ------------
Total Assets                                                                         103,988,668
                                                                                    ------------

LIABILITIES
   Payables:
     Investment securities purchased                                                     857,644
   Accrued Liabilities:
     Investment adviser fees                                                             195,240
     Trustees' fees and expenses                                                           1,020
     Compliance services fees                                                              5,693
     Other expenses                                                                       61,622
                                                                                    ------------
Total Liabilities                                                                      1,121,219
                                                                                    ------------

NET ASSETS                                                                          $102,867,449
                                                                                    ============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                  $ 86,046,454
   Accumulated net investment income (loss)                                              (89,056)
   Accumulated net realized gain (loss) on investments                                   484,078
   Unrealized appreciation (depreciation) on investments                              16,425,973
                                                                                    ------------

NET ASSETS                                                                          $102,867,449
                                                                                    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $102,867,449 and 6,593,158 shares outstanding (unlimited
     shares authorized)                                                             $      15.60
                                                                                    ============

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2006


INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $740)             $  291,232
   Interest Income                                                         149,766
                                                                        ----------
Total Investment Income                                                    440,998
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 441,711
   Administrator fees                                                       57,331
   Transfer agency fees                                                     21,332
   Custodian fees                                                            9,653
   Accountant fees                                                          29,086
   Professional fees                                                        23,175
   Trustees' fees and expenses                                               2,297
   Compliance services fees                                                 16,128
   Registration fees                                                         6,771
   Miscellaneous expenses                                                   16,211
                                                                        ----------
Total Expenses                                                             623,695
   Fees waived                                                             (93,641)
                                                                        ----------
Net Expenses                                                               530,054
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               (89,056)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 627,396
   Net change in unrealized appreciation (depreciation) on investments   3,108,253
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   3,735,649
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $3,646,593
                                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Six Months Ended   Year Ended
                                                            December 31, 2006 June 30, 2006
                                                            ----------------- -------------

OPERATIONS
   Net investment income (loss)                               $    (89,056)    $  (102,674)
   Net realized gain (loss) on investments                         627,396       1,444,164
   Net change in unrealized appreciation (depreciation) on
     investments                                                 3,108,253       6,048,324
                                                              ------------     -----------
Increase (Decrease) in Net Assets from Operations                3,646,593       7,389,814
                                                              ------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                             (1,094,228)       (369,589)
                                                              ------------     -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                               22,191,942      32,063,353
   Reinvestment of distributions                                 1,059,800         348,728
   Redemption of shares                                           (930,722)     (2,913,296)
                                                              ------------     -----------
Increase (Decrease) from Capital Transactions                   22,321,020      29,498,785
                                                              ------------     -----------

Increase (Decrease) in Net Assets                               24,873,385      36,519,010

NET ASSETS
   Beginning of Period                                          77,994,064      41,475,054
                                                              ------------     -----------
   End of Period (a)                                          $102,867,449     $77,994,064
                                                              ============     ===========

SHARE TRANSACTIONS
   Sale of shares                                                1,424,660       2,186,691
   Reinvestment of distributions                                    67,675          23,772
   Redemption of shares                                            (60,968)       (205,036)
                                                              ------------     -----------
Increase (Decrease) in Shares                                    1,431,367       2,005,427
                                                              ============     ===========
(a) Accumulated net investment income (loss)                  $    (89,056)    $         -
                                                              ------------     -----------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                   Six Months                                                    July 16, 2001 (a)
                                     Ended       Year Ended   Year Ended   Year Ended Year Ended      through
                                  December 31,    June 30,     June 30,     June 30,   June 30,      June 30,
                                      2006          2006         2005         2004       2003          2002
                                  ------------   ----------   ----------   ---------- ---------- -----------------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  15.11      $ 13.14      $ 11.90      $  9.15    $  8.92        $ 10.00
                                    --------      -------      -------      -------    -------        -------

OPERATIONS
   Net investment income (loss)        (0.02)(b)    (0.03)(b)    (0.05)(b)    (0.04)     (0.03)         (0.03)
   Net realized and unrealized
    gain (loss) on investments          0.68         2.10         1.29         2.79       0.26          (1.05)
                                    --------      -------      -------      -------    -------        -------
Total from Investment Operations        0.66         2.07         1.24         2.75       0.23          (1.08)
                                    --------      -------      -------      -------    -------        -------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
   Net realized gain on
    investments                        (0.17)       (0.10)           -            -          -              -
                                    --------      -------      -------      -------    -------        -------

NET ASSET VALUE, END OF PERIOD      $  15.60      $ 15.11      $ 13.14      $ 11.90    $  9.15        $  8.92
                                    ========      =======      =======      =======    =======        =======

TOTAL RETURN (C)                        4.38%       15.77%       10.42%       30.06%      2.58%        (10.80%)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period
    (000's omitted)                 $102,867      $77,994      $41,475      $20,383    $11,497        $ 7,490
Ratios to average net assets (d):
   Net expenses                         1.20%        1.25%        1.25%        1.25%      1.25%          1.25%
   Gross expenses (e)                   1.41%        1.51%        1.71%        2.09%      2.67%          3.25%
   Net investment income (loss)        (0.20%)      (0.18%)      (0.40%)      (0.58%)    (0.37%)        (0.47%)

PORTFOLIO TURNOVER RATE (C)                8%          25%           7%          20%        14%             0%

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1. ORGANIZATION

The DF Dent Premier Growth Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in the equity securities of medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.


                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period, the Adviser has contractually agreed to waive and reimburse a portion of their fees to limit the Fund's net expenses to 1.20% of the Fund's average daily net assets. Various Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended December 31, 2006, fees waived were as follows:

                         INVESTMENT  OTHER  TOTAL FEES
                          ADVISER   WAIVERS   WAIVED
                         ---------- ------- ----------
                          $93,552     $89    $93,641

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $26,149,349 and $6,653,255, respectively, for the period ended December 31, 2006.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

               Undistributed Long-Term Gain           $   950,910
               Unrealized Appreciation (Depreciation)  13,317,720
                                                      -----------
               Total                                  $14,268,630
                                                      ===========

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006

INVESTMENT ADVISORY AGREEMENT APPROVAL - At the August 8, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources. The Board also considered the Adviser's representation that Fund trades will be directed to non-affiliated broker-dealers when better execution could be obtained. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

The Board then reviewed the Adviser's financial stability. The Adviser reviewed its financial statements, noting that it was financially viable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund, including an analysis of costs to the Fund Shareholders and revenues to the Adviser. The Board concluded that, since the Fund represents about 3% of the assets under management and 3% of the management fees of the Adviser, it does not have a major impact on either the manager's compensation or the earnings of the Adviser. The Board also concluded that the level of the Adviser's profits attributable to management of the Funds was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the Adviser's contractual advisory fee rate was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee rate, after waivers, was commensurate with the mean and median advisory fee rates for its Lipper Inc. peer group. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive a portion of its fee through October 31, 2007 in order to maintain the Fund's total annual operating expenses at 1.20% of the Fund's average daily net assets, which is lower than the mean and median total expense ratio for its Lipper Inc. peer group. The Board recognized that it

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006

was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Board considered the Fund's performance, noting that the Fund outperformed its index for the 3-, 6- and 9-month and 1- and 3-year periods. The Board also considered that the Fund had been ranked on the top quartile in its Lipper, Inc. peer group for the 3-, 6- and 9-month and 1- and 3-year periods. The Board noted the Adviser's belief that the primary reason for this strong performance was stock selection. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board considered that the Adviser may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006


SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                      BEGINNING        ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID    ANNUALIZED
                    JULY 1, 2006  DECEMBER 31, 2006 DURING PERIOD* EXPENSE RATIO*
-                   ------------- ----------------- -------------- --------------
Actual Return         $1,000.00       $1,043.81         $6.18           1.20%
Hypothetical Return   $1,000.00       $1,019.16         $6.11           1.20%

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                                    DF DENT PREMIER GROWTH FUND

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101

                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                     [LOGO]
                                     GOLDEN
                               CAPITAL MANAGEMENT


                                                             SEMI-ANNUAL REPORT

                                                   GOLDEN LARGE CORE VALUE FUND

                                                   GOLDEN SMALL CORE VALUE FUND

                                                              DECEMBER 31, 2006
                                                                    (UNAUDITED)

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------



                    Performance Chart and Analysis        1

                    Schedules of Investments              2

                    Statements of Assets and Liabilities  6

                    Statements of Operations              7

                    Statements of Changes in Net Assets   8

                    Financial Highlights                  9

                    Notes to Financial Statements        10

                    Additional Information               14

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006

--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in Golden Large Core Value Fund and Golden Small Core Value Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P SmallCap 600 Index is a market capitalization-weighted index of the stocks in the Standard & Poor's SmallCap 600 Index having the highest price-to-book ratios, which represents approximately half of the S&P 600 on a market capitalization basis. The Russell 2000(R) Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment. Investments in securities of smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
                GOLDEN LARGE CORE VALUE FUND VS. S&P 500 INDEX


              AVERAGE ANNUAL                       SINCE INCEPTION
              TOTAL RETURN ON 12/31/06      1 YEAR   (09/13/05)
              ------------------------      ------   ----------
              Golden Large Core Value Fund: 12.89%      11.80%
              S&P 500 Index:                15.79%      13.63%

              INVESTMENT VALUE ON 12/31/06
              ----------------------------    -           -
              Golden Large Core Value Fund:            $11,559
              S&P 500 Index:                           $11,805

                                [CHART]

                  Golden Large Core      S&P 5000
                     Value Fund            Index
                  -----------------      --------
   9/13/2005           $10,000           $10,000
   9/30/2005            10,110             9,986
   10/31/2005            9,860             9,820
   11/30/2005           10,280            10,191
   12/31/2005           10,239            10,195
   1/31/2006            10,460            10,465
   2/28/2006            10,600            10,493
   3/31/2006            10,710            10,624
   4/30/2006            10,901            10,766
   5/31/2006            10,399            10,457
   6/30/2006            10,339            10,471
   7/31/2006            10,379            10,535
   8/31/2006            10,560            10,786
   9/30/2006            10,821            11,064
   10/31/2006           11,252            11,424
   11/30/2006           11,473            11,642
   12/31/2006           11,559            11,805

GOLDEN SMALL CORE VALUE FUND VS. S&P 600 SMALLCAP INDEX AND RUSSELL 2000 INDEX

              AVERAGE ANNUAL                       SINCE INCEPTION
              TOTAL RETURN ON 12/31/06      1 YEAR   (09/13/05)
              ------------------------      ------   ----------
              Golden Small Core Value Fund: 10.77%      13.82%
              S&P SmallCap 600 Index:       15.12%      11.73%
              Russell 2000 Index:           18.37%      14.23%
              INVESTMENT VALUE ON 12/31/06
              ----------------------------    -           -
              Golden Small Core Value Fund:            $11,830
              S&P SmallCap 600 Index:                  $11,549
              Russell 2000 Index:                      $11,886

                                    [CHART]

                  Golden Small Core     S&P SmallCap      Russell 2000
                      Value Fund         600 Index            Index
                  -----------------     ------------      ------------
9/13/2005              $10,000           $10,000           $10,000
9/30/2005               10,360             9,994             9,929
10/31/2005              10,230             9,681             9,621
11/30/2005              10,780            10,126            10,088
12/31/2005              10,680            10,033            10,041
1/31/2006               11,280            10,872            10,942
2/28/2006               11,230            10,791            10,912
3/31/2006               11,730            11,321            11,441
4/30/2006               11,980            11,320            11,439
5/31/2006               11,230            10,803            10,797
6/30/2006               11,400            10,805            10,866
7/31/2006               10,920            10,433            10,513
8/31/2006               10,950            10,613            10,824
9/30/2006               11,020            10,710            10,914
10/31/2006              11,460            11,240            11,543
11/30/2006              11,830            11,551            11,846
12/31/2006              11,830            11,549            11,886

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                SECURITY
               SHARES          DESCRIPTION              VALUE
               ------ ------------------------------ -----------
               COMMON STOCK -- 94.7%
               CONSUMER DISCRETIONARY -- 10.1%
               28,425 Harley-Davidson, Inc.          $ 2,003,110
               42,820 McDonald's Corp.                 1,898,211
               44,840 Nordstrom, Inc.                  2,212,406
               43,455 Office Depot, Inc. (a)           1,658,677
               31,730 Sherwin-Williams Co.             2,017,393
                                                     -----------
                                                       9,789,797
                                                     -----------

               CONSUMER STAPLES -- 5.4%
               26,950 Clorox Co.                       1,728,842
               35,510 Kellogg Co.                      1,777,631
               27,675 Procter & Gamble Co.             1,778,672
                                                     -----------
                                                       5,285,145
                                                     -----------

               ENERGY -- 9.2%
               54,445 BJ Services Co.                  1,596,327
               27,735 ConocoPhillips                   1,995,533
               24,020 Exxon Mobil Corp.                1,840,653
               34,750 Occidental Petroleum Corp.       1,696,843
               36,840 Tidewater, Inc.                  1,781,582
                                                     -----------
                                                       8,910,938
                                                     -----------

               FINANCIALS -- 23.1%
               30,640 ACE Ltd.                         1,855,865
               27,845 Allstate Corp.                   1,812,988
               51,170 AON Corp.                        1,808,348
               33,335 Bank of America Corp.            1,779,756
               10,600 Goldman Sachs Group, Inc.        2,113,110
               36,435 JPMorgan Chase & Co.             1,759,810
               24,925 Lehman Brothers Holdings, Inc.   1,947,141
               27,395 Lincoln National Corp.           1,819,028
               45,105 Mellon Financial Corp.           1,901,176
               21,785 Merrill Lynch & Co., Inc.        2,028,183
               30,105 Metlife, Inc.                    1,776,496
               30,095 Northern Trust Corp.             1,826,466
                                                     -----------
                                                      22,428,367
                                                     -----------

               HEALTH CARE -- 13.0%
               43,410 Aetna, Inc.                      1,874,444
               24,815 Becton Dickinson & Co.           1,740,772

                                SECURITY
              SHARES           DESCRIPTION               VALUE
              ------ -------------------------------- -----------
              HEALTH CARE, CONTINUED
              37,560 Forest Laboratories, Inc. (a)    $ 1,900,536
              25,670 Johnson & Johnson                  1,694,733
              40,230 Merck & Co., Inc.                  1,754,028
              34,510 UnitedHealth Group, Inc.           1,854,222
              35,245 Wyeth                              1,794,676
                                                      -----------
                                                       12,613,411
                                                      -----------

              INDUSTRIALS -- 8.9%
              22,490 3M Co.                             1,752,645
              19,100 Cooper Industries, Ltd., Class A   1,727,213
              24,450 Eaton Corp.                        1,837,173
              15,090 FedEx Corp.                        1,639,076
              26,350 United Technologies Corp.          1,647,402
                                                      -----------
                                                        8,603,509
                                                      -----------

              INFORMATION TECHNOLOGY--15.5%
              53,570 Agilent Technologies, Inc. (a)     1,866,914
              45,645 Amdocs, Ltd. (a)                   1,768,744
              71,190 Ceridian Corp. (a)                 1,991,896
              48,965 Hewlett-Packard Co.                2,016,868
              20,630 IBM Corp.                          2,004,205
              64,415 Microsoft Corp.                    1,923,432
              82,750 QLogic Corp. (a)                   1,813,880
              57,995 Texas Instruments, Inc.            1,670,256
                                                      -----------
                                                       15,056,195
                                                      -----------

              MATERIALS--6.0%
              32,560 Nucor Corp.                        1,779,730
              64,065 Pactiv Corp. (a)                   2,286,480
              29,640 Praxair, Inc.                      1,758,541
                                                      -----------
                                                        5,824,751
                                                      -----------

              TELECOMMUNICATION SERVICES--1.7%
              88,765 Sprint Nextel Corp.                1,676,771
                                                      -----------

              UTILITIES -- 1.8%
              78,185 AES Corp. (a)                      1,723,197
                                                      -----------
              Total Common Stock
               (Cost $83,922,104)                      91,912,081
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                  SECURITY
             SHARES              DESCRIPTION               VALUE
            --------- --------------------------------- -----------
            SHORT-TERM INVESTMENTS -- 4.9%
            MONEY MARKET FUND -- 4.9%
            4,719,281 Fidelity Institutional Cash Money
                       Market Fund, 5.23% ($4,719,281)  $ 4,719,281
                                                        -----------
            Total Investments -- 99.6%
             (Cost $88,641,385)*                        $96,631,362
            Other Assets & Liabilities, Net -- 0.4%         391,376
                                                        -----------
            NET ASSETS -- 100.0%                        $97,022,738
                                                        ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS
            Consumer Discretionary                            10.1%
            Consumer Staples                                   5.4%
            Energy                                             9.2%
            Financials                                        23.1%
            Health Care                                       13.0%
            Industrials                                        8.9%
            Information Technology                            15.5%
            Materials                                          6.0%
            Telecommunication Services                         1.7%
            Utilities                                          1.8%
            Short-Term Investments and Net Other Liabilities   5.3%
                                                             ------
                                                             100.0%
                                                             ======

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $8,386,662
                   Gross Unrealized Depreciation   (396,685)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $7,989,977
                                                 ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                 SECURITY
           SHARES               DESCRIPTION                 VALUE
           ------- ------------------------------------- -----------
           COMMON STOCK -- 95.6%
           CONSUMER DISCRETIONARY -- 13.8%
            47,715 K-Swiss, Inc., Class A                $ 1,466,759
            39,835 Men's Wearhouse, Inc.                   1,524,087
            55,160 Payless Shoesource, Inc.(a)             1,810,351
            61,115 Shoe Carnival, Inc.(a)                  1,931,234
            57,005 Skechers U.S.A, Inc.(a)                 1,898,837
            61,945 Tenneco, Inc.(a)                        1,531,280
            41,590 Tween Brands, Inc.(a)                   1,660,689
            52,005 Wolverine World Wide, Inc.              1,483,183
                                                         -----------
                                                          13,306,420
                                                         -----------

           COMMERCIAL STAPLES -- 7.2%
            60,960 Immucor, Inc.(a)                        1,781,861
            48,065 NBTY, Inc.(a)                           1,998,062
            34,410 Steiner Leisure, Ltd.(a)                1,565,655
            28,390 Techne Corp.(a)                         1,574,226
                                                         -----------
                                                           6,919,804
                                                         -----------

           ENERGY -- 9.4%
            52,350 Frontier Oil Corp.                      1,504,539
           103,010 Global Industries, Ltd.(a)              1,343,250
            48,475 Helix Energy Solutions Group, Inc.(a)   1,520,661
            65,275 OMI Corp.                               1,381,872
           111,655 Pioneer Drilling Co.(a)                 1,482,778
           141,800 USEC, Inc.                              1,803,696
                                                         -----------
                                                           9,036,796
                                                         -----------

           FINANCIALS -- 13.8%
            70,940 CNA Surety Corp.(a)                     1,525,210
            65,960 Corus Bankshares, Inc.                  1,521,697
            40,355 Harleysville Group, Inc.                1,405,161
            29,485 Investment Technology Group, Inc.(a)    1,264,317
            80,030 Knight Capital Group, Inc.(a)           1,534,175
            52,385 Ohio Casualty Corp.                     1,561,597
            37,885 Philadelphia Consolidated Holding
                    Corp.(a)                               1,688,156
            28,165 ProAssurance Corp.(a)                   1,405,997
           104,850 Sterling Bancshares, Inc.               1,365,147
                                                         -----------
                                                          13,271,457
                                                         -----------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
            ------- ----------------------------------- -----------
            HEALTH CARE -- 6.9%
             31,995 Magellan Health Services, Inc.(a)   $ 1,382,824
             71,405 Omrix Biopharmaceuticals, Inc.(a)     2,160,715
             30,870 Pediatrix Medical Group, Inc.(a)      1,509,543
             44,545 Sierra Health Services, Inc.(a)       1,605,402
                                                        -----------
                                                          6,658,484
                                                        -----------

            INDUSTRIALS -- 19.6%
             83,630 Advanced Energy Industries, Inc.(a)   1,578,095
             48,262 Ametek, Inc.                          1,536,662
             36,995 Belden CDT, Inc.                      1,446,135
             34,475 Crane Co.                             1,263,164
             58,010 Horizon Lines, Inc.                   1,563,950
             31,660 Landstar System, Inc.                 1,208,779
             25,335 Lincoln Electric Holdings, Inc.       1,530,741
             49,630 Pacer International, Inc.             1,477,485
             27,230 Ryder System, Inc.                    1,390,364
             46,020 Timken Co.                            1,342,864
             32,870 Toro Co.                              1,532,728
             22,685 WESCO International, Inc.(a)          1,334,105
             42,920 Woodward Governor Co.                 1,704,353
                                                        -----------
                                                         18,909,425
                                                        -----------

            INFORMATION TECHNOLOGY -- 15.1%
             54,755 Benchmark Electronics, Inc.(a)        1,333,832
             46,010 CommScope, Inc.(a)                    1,402,385
             33,915 Global Payments, Inc.                 1,570,265
             41,780 Hyperion Solutions Corp.(a)           1,501,573
             69,095 MKS Instruments, Inc.(a)              1,560,165
             97,550 MPS Group, Inc.(a)                    1,383,259
            239,695 ON Semiconductor Corp.(a)             1,814,491
             50,960 Park Electrochemical Corp.            1,307,124
             48,980 Tektronix, Inc.                       1,428,747
            115,830 TTM Technologies, Inc.(a)             1,312,354
                                                        -----------
                                                         14,614,195
                                                        -----------

            MATERIALS -- 6.6%
             36,140 Chaparral Steel Co.                   1,599,918
             41,880 Eagle Materials, Inc.                 1,810,472

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                  SECURITY
             SHARES              DESCRIPTION               VALUE
            --------- --------------------------------- -----------
            MATERIALS, CONTINUED
              172,285 PolyOne Corp.(a)                  $ 1,292,137
               42,445 Reliance Steel & Aluminum Co.       1,671,484
                                                        -----------
                                                          6,374,011
                                                        -----------

            TELECOMMUNICATIONS -- 1.7%
              128,310 Arris Group, Inc.(a)                1,605,158
                                                        -----------

            UTILITIES -- 1.5%
               32,095 Allete, Inc.                        1,493,701
                                                        -----------
            Total Common Stock
             (Cost $85,910,604)                          92,189,451
                                                        -----------

            SHORT-TERM INVESTMENTS -- 2.2%
            MONEY MARKET FUND -- 2.2%
            2,154,840 Fidelity Institutional Cash Money
                       Market Fund, 5.22% ($2,154,840)    2,154,840
                                                        -----------
            Total Investments -- 97.8%
             (Cost $88,065,444)*                        $94,344,291
            Other Assets & Liabilities, Net -- 2.2%       2,162,662
                                                        -----------
            NET ASSETS -- 100.0%                        $96,506,953
                                                        ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS

            Consumer Discretionary                            13.8%
            Consumer Staples                                   7.2%
            Energy                                             9.4%
            Financials                                        13.8%
            Health Care                                        6.9%
            Industrials                                       19.6%
            Information Technology                            15.1%
            Materials                                          6.6%
            Telecommunications                                 1.7%
            Utilities                                          1.5%
            Short-Term Investments and Net Other Liabilities   4.4%
                                                             ------
                                                             100.0%
                                                             ======

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $ 7,787,881
                   Gross Unrealized Depreciation  (1,509,034)
                                                 -----------
                   Net Unrealized Appreciation
                    (Depreciation)               $ 6,278,847
                                                 ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                                                         GOLDEN       GOLDEN
                                                                       LARGE CORE   SMALL CORE
                                                                       VALUE FUND   VALUE FUND
                                                                      -----------  -----------
ASSETS
   Investments:
    Investments, at cost                                              $88,641,385  $88,065,444
    Net unrealized appreciation (depreciation)                          7,989,978    6,278,847
                                                                      -----------  -----------
   Total investments, at value                                        $96,631,363  $94,344,291
   Receivables:
    Fund shares sold                                                      757,580    3,570,842
    Dividends and interest                                                 94,653       67,872
    Expense reimbursement from adviser                                        855          800
                                                                      -----------  -----------
Total Assets                                                           97,484,451   97,983,805
                                                                      -----------  -----------
LIABILITIES
   Payables:
    Dividends                                                             390,762           --
    Fund shares redeemed                                                   15,290        7,450
    Investment securities purchased                                            --    1,382,494
   Accrued Liabilities:
    Investment adviser fees                                                54,806       86,108
    Trustees' fees and expenses                                               855          800
                                                                      -----------  -----------
Total Liabilities                                                         461,713    1,476,852
                                                                      -----------  -----------
NET ASSETS                                                            $97,022,738  $96,506,953
                                                                      ===========  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $89,483,502  $90,598,342
   Undistributed (distributions in excess of) net investment income         7,249      (58,601)
   Accumulated net realized gain (loss) on investments                   (457,991)    (311,635)
   Unrealized appreciation (depreciation) on investments                7,989,978    6,278,847
                                                                      -----------  -----------
NET ASSETS                                                            $97,022,738  $96,506,953
                                                                      ===========  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)             8,449,053    8,159,826
                                                                      ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $     11.48  $     11.83
                                                                      ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                                                           GOLDEN      GOLDEN
                                                                         LARGE CORE  SMALL CORE
                                                                         VALUE FUND  VALUE FUND
                                                                         ----------  ----------
INVESTMENT INCOME
   Dividend income                                                       $  579,499  $  281,480
   Interest income                                                              196         593
                                                                         ----------  ----------
Total Investment Income                                                     579,695     282,073
                                                                         ----------  ----------
EXPENSES
   Investment adviser fees                                                  227,674     340,674
   Trustees' fees and expenses                                                1,694       1,626
                                                                         ----------  ----------
Total Expenses                                                              229,368     342,300
   Expenses reimbursed                                                       (1,694)     (1,626)
                                                                         ----------  ----------
Net Expenses                                                                227,674     340,674
                                                                         ----------  ----------
NET INVESTMENT INCOME (LOSS)                                                352,021     (58,601)
                                                                         ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 (283,277)   (240,340)
   Net change in unrealized appreciation (depreciation) on investments    7,953,444   5,471,625
                                                                         ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    7,670,167   5,231,285
                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $8,022,188  $5,172,684
                                                                         ==========  ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 AND SIX MONTHS ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                                                                   GOLDEN                  GOLDEN
                                                                                 LARGE CORE              SMALL CORE
                                                                                 VALUE FUND              VALUE FUND
                                                                           ----------------------  ----------------------
NET ASSETS -- SEPTEMBER 13, 2005                                           $        --             $        --
                                                                           -----------             -----------
OPERATIONS
  Net investment income (loss)                                             $    52,439             $    (6,843)
  Net realized gain (loss) on investments                                     (174,714)                (71,295)
  Net change in unrealized appreciation (depreciation) on investments           36,534                 807,222
                                                                           -----------             -----------
Increase (Decrease) in Net Assets Resulting from Operations                    (85,741)                729,084
                                                                           -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                         (6,449)                     --
                                                                           -----------             -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                            24,826,333  2,394,923   26,498,600  2,387,698
  Reinvestment of distributions                                                  6,449        632           --         --
  Redemption of shares                                                      (3,177,969)  (304,782)  (2,390,515)  (209,317)
                                                                           -----------  ---------  -----------  ---------
Increase (Decrease) from Capital Share Transactions                         21,654,813  2,090,773   24,108,085  2,178,381
                                                                           -----------  =========  -----------  =========
Increase (Decrease) in Net Assets                                           21,562,623              24,837,169
                                                                           -----------             -----------
NET ASSETS JUNE 30, 2006 (INCLUDING LINE (A))                              $21,562,623             $24,837,169
                                                                           ===========             ===========
OPERATIONS
  Net investment income (loss)                                                 352,021                 (58,601)
  Net realized gain (loss) on investments                                     (283,277)               (240,340)
  Net change in unrealized appreciation (depreciation) on investments        7,953,444               5,471,625
                                                                           -----------             -----------
Increase (Decrease) in Net Assets Resulting from Operations                  8,022,188               5,172,684
                                                                           -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                       (390,762)                     --
                                                                           -----------             -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                            72,753,197  6,805,171   74,636,152  6,692,509
  Reinvestment of distributions                                                 42,384      3,692           --         --
  Redemption of shares                                                      (4,966,892)  (450,583)  (8,139,052)  (711,064)
                                                                           -----------  ---------  -----------  ---------
Increase (Decrease) from Capital Share Transactions                         67,828,689  6,358,280   66,497,100  5,981,445
                                                                           -----------  =========  -----------  =========
Increase (Decrease) in Net Assets                                           75,460,115              71,669,784
                                                                           -----------             -----------
NET ASSETS DECEMBER 31, 2006 (INCLUDING LINE (B))                          $97,022,738             $96,506,953
                                                                           ===========             ===========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income, June 30, 2006                                                 $    45,990             $        --
                                                                           ===========             ===========
 (b) Accumulated undistributed (distributions in excess of) net investment
     income, December 31, 2006                                             $     7,249             $   (58,601)
                                                                           ===========             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                             SIX MONTHS     SEPTEMBER 13, 2005 (A)
                                                                ENDED              THROUGH
                                                          DECEMBER 31, 2006     JUNE 30, 2006
                                                          ----------------- ----------------------
--------------------------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.31             $ 10.00
                                                               -------             -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                0.06                0.11
  Net realized and unrealized gain (loss) on investments          1.16                0.23(c)
                                                               -------             -------
Total from Investment Operations                                  1.22                0.34
                                                               -------             -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                             (0.05)              (0.03)
                                                               -------             -------
NET ASSET VALUE, END OF PERIOD                                 $ 11.48             $ 10.31
                                                               =======             =======
TOTAL RETURN (D)                                                 11.80%               3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                    $97,023             $21,563
Ratios to Average Net Assets (e):
  Net expenses                                                    0.70%               0.70%
  Gross expenses (f)                                              0.71%               0.72%
  Net investment income (loss)                                    1.08%               1.36%
PORTFOLIO TURNOVER RATE (D)                                         41%                120%
--------------------------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.40             $ 10.00
                                                               -------             -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                               (0.01)              (0.01)
  Net realized and unrealized gain (loss) on investments          0.44                1.41
                                                               -------             -------
Total from Investment Operations                                  0.43                1.40
                                                               -------             -------
NET ASSET VALUE, END OF PERIOD                                 $ 11.83             $ 11.40
                                                               =======             =======
TOTAL RETURN (D)                                                  3.77%              14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                    $96,507             $24,837
Ratios to Average Net Assets (e):
  Net expenses                                                    1.10%               1.10%
  Gross expenses (f)                                              1.11%               1.11%
  Net investment income                                          (0.19)%             (0.11)%
PORTFOLIO TURNOVER RATE (D)                                         26%                 41%

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Golden Large Core Value Fund and Golden Small Core Value Fund (individually, a "Fund" and, collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares:
Institutional Shares and Investor Shares. As of December 31, 2006, Investor Shares had not commenced operations. Golden Large Core Value Fund seeks to achieve long-term capital appreciation. Golden Small Core Value Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds.

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices as provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER-Golden Capital Management, LLC is the investment adviser (the "Adviser" or "Golden") to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Core Value Fund and Golden Small Core Value Fund, respectively. Under the terms of the investment advisory agreement (the "Original Agreement"), the Adviser is obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

ADMINISTRATION AND OTHER SERVICES-Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Funds.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

--------------------------------------------------------------------------------


DISTRIBUTION-Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to Investor Shares, ("Distribution Plan"), the Fund will pay the Distributor a fee at an annual rate of 0.25% of the average daily net assets of Investor Shares, which have not yet commenced operations. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series.

Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series. For the period ended December 31, 2006 the Adviser paid compliance service fees of $11,510 for Golden Large Core Value Fund and $11,090 for Golden Small Core Value Fund, from fees collected under the investment adviser agreement.

OFFICERS-Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

During the period the Adviser has contractually agreed to waive and reimburse a portion of their fees to limit net expenses to .70% and 1.10% of the Golden Large Core Value Fund and Golden Small Core Value Fund, respectively through October 31, 2007. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2006, fees waived and reimbursed were $1,694 and $1,626 for Golden Large Core Value Fund and Golden Small Core Value Fund, respectively.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2006, were as follows:

                                            PURCHASES     SALES
                                           ----------- -----------
              Golden Large Core Value Fund $88,752,773 $25,370,333
              Golden Small Core Value Fund  78,240,675  15,731,614

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

                              UNDISTRIBUTED  CAPITAL    UNREALIZED
                                ORDINARY    AND OTHER  APPRECIATION
                              INCOME (LOSS)  LOSSES   (DEPRECIATION)   TOTAL
                              ------------- --------- -------------- --------
 Golden Large Core Value Fund    $45,990    $(16,576)   $(121,604)   $(92,190)
 Golden Small Core Value Fund         --     (71,263)     807,190     735,927

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

--------------------------------------------------------------------------------


The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2006, the Funds' capital loss carryovers to offset future capital gains are as follows:

                                              AMOUNT EXPIRATION
                                              ------ ----------
                 Golden Large Core Value Fund $2,021 June 2014
                 Golden Small Core Value Fund  1,903 June 2014

NOTE 7. OTHER INFORMATION

On December 31, 2006, 2 shareholders held approximately 60% of the outstanding shares of the Golden Small Core Value Fund and 3 shareholders held approximately 89% of the Golden Large Core Value Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DECEMBER 31, 2006

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of September 13, 2005 (the Fund's commencement of operations) through June 30, 2006 is available, without charge and upon request, by calling
(800) 206-8610 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DECEMBER 31, 2006

--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                               BEGINNING        ENDING        EXPENSES   ANNUALIZED
                             ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING  EXPENSE
                             JULY 1, 2006  DECEMBER 31, 2006   PERIOD*     RATIO*
                             ------------- ----------------- ----------- ----------
GOLDEN LARGE CORE VALUE FUND
   Actual Return               $1,000.00       $1,117.97        $3.74       0.70%
   Hypothetical Return         $1,000.00       $1,021.68        $3.57       0.70%
GOLDEN SMALL CORE VALUE FUND
   Actual Return               $1,000.00       $1,037.72        $5.65       1.10%
   Hypothetical Return         $1,000.00       $1,019.66        $5.60       1.10%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period .

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

                         GOLDEN LARGE CORE VALUE FUND

                         GOLDEN SMALL CORE VALUE FUND

                                 GOLDEN FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                (800) 206-8610
                                     [LOGO]
                                     GOLDEN
                               CAPITAL MANAGEMENT

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholder under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By  /S/ Simon D. Collier
    -------------------------
    Simon D. Collier,
    President & Principal
    Executive Officer

Date 02/28/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /S/ Simon D. Collier
    -------------------------
    Simon D. Collier,
    President & Principal
    Executive Officer

Date 02/28/07

By  /S/ Trudance L.C. Bakke
    -------------------------
    Trudance L.C. Bakke,
    Treasurer & Principal
    Financial Officer

Date 02/28/07